UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                                  --------

                                 FORM N-CSR
                                  --------

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-09943

                                 PITCAIRN FUNDS
               (Exact name of registrant as specified in charter)
                                  --------


                        One Pitcairn Place, Suite 3000
                             165 Township Line Road
                            Jenkintown, PA 19046-3531
               (Address of principal executive offices) (Zip code)

                          The Corporation Trust Company
                               1209 Orange Street
                              Wilmington, DE 19801
                     (Name and address of agent for service)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-214-6744

                   DATE OF FISCAL YEAR END: OCTOBER 31, 2003

                 DATE OF REPORTING PERIOD: OCTOBER 31, 2003

ITEM 1.   REPORTS TO STOCKHOLDERS

--------------------------------------------------------------------------------
                          Annual Report to Shareholders
--------------------------------------------------------------------------------


                                 [LOGO OMITTED]
                                 PITCAIRN FUNDS

                             Diversified Value Fund

                                Select Value Fund

                             Diversified Growth Fund

                               Select Growth Fund

                                 Small Cap Fund

                             Family Heritage(R) Fund

                            International Equity Fund

                                Taxable Bond Fund

                              Tax-Exempt Bond Fund





--------------------------------------------------------------------------------
                                October 31, 2003
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------



Letter to Shareholders ..................................................    1

Management's Discussion & Analysis of Fund Performance
     Diversified Value Fund .............................................    3

     Select Value Fund ..................................................    4

     Diversified Growth Fund ............................................    5

     Select Growth Fund .................................................    6

     Small Cap Fund .....................................................    7

     Family Heritage(R)Fund .............................................    8

     International Equity Fund ..........................................    9

     Taxable Bond Fund ..................................................   11

     Tax-Exempt Bond Fund ...............................................   12

Report of Independent Auditors ..........................................   13

Statements of Net Assets
     Diversified Value Fund .............................................   14

     Select Value Fund ..................................................   16

     Diversified Growth Fund ............................................   18

     Select Growth Fund .................................................   20

     Small Cap Fund .....................................................   21

     Family Heritage(R)Fund .............................................   23

     International Equity Fund ..........................................   25

     Taxable Bond Fund ..................................................   29

     Tax-Exempt Bond Fund ...............................................   31

Statements of Operations ................................................   36

Statements of Changes in Net Assets .....................................   38

Financial Highlights ....................................................   42

Notes to Financial Statements ...........................................   48

Notice to Shareholders ..................................................   53

Trustees and Officers ...................................................   54


              ----------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
              ----------------------------------------------------

            Must be preceded or accompanied by a current prospectus.

Dear Pitcairn Funds Shareholder:

The fiscal year ended October 31, 2003 was a particularly eventful one. Its dawn witnessed a stock market that appeared to be embarking on a healthy recovery from the bear market lows of just a few weeks before. However, the U.S. and the world found itself in the middle of a heated discussion about the appropriate action to take in Iraq while the cloud of terrorism continued to loom. The October-November rally proved short lived as the equity markets stalled and ultimately approached prior lows given the war-related uncertainty. As stock prices weakened, interest rates declined to levels not seen in over 40 years. Mortgage rates declined and provided opportunities for homeowners to strengthen their balance sheets through refinancing.

Just as the stock market's despair reached its peak in early March, the advent of military action uncapped equities and the broad averages embarked on a rally that saw the S&P rise by 30% by October 31, 2003. In June, the Federal Reserve, in a move to avoid deflation, reduced the Fed Funds rate to 1%. This event occurred just as long-term rates were beginning to rise in anticipation of recovery and as a result of the stock market's rise. The summer's rise in long-term rates (with the 10-year Treasury going from about 3.10% to 4.60%) produced the worst decline in prices in bond market history. By the end of October, expectations of growth for the third and fourth quarters were rising fast and the outlook was becoming considerably brighter for the economy, employment and earnings. The third quarter's real GDP growth hit a revised 8.2% and productivity in the quarter soared by a huge 9.2%.

In terms of stock market segments, the fiscal year witnessed a dramatic recovery in the severely depressed technology sector. The NASDAQ once again led the broader averages, albeit from a much-reduced base, with a rise of 45%. Early in the fiscal year, value stocks outperformed growth, but with the technology recovery, growth stocks were stronger in the latter part of the year. As is typical in a recovery, small cap stocks have continued to outshine their larger-cap cousins. For the twelve months ended October 31, 2003, the Russell 2000(R) Index returned over 43%, while the S&P 500's return was 20.82%.

With the U.S. dollar weakening for most of the fiscal year, a recovery finally taking hold in Japan and continuing growth in non-Japan Asia, international stocks had an excellent year with the MSCI All Country World ex-U.S. Index experiencing a 30.40% return compared to 24.44% for the U.S. market (as measured by the Wilshire 5000 Index).

The bond markets, suffering the slings and arrows of massive volatility in the summer, actually experienced a year of moderately positive price action. The taxable bond market, as measured by the Lehman U.S. Government/Credit Index, produced a total return of 6.18% for the October 31 fiscal year. The tax-exempt market, as indicated by the Lehman Municipal Bond Index, confronted concerns about the condition of state and local balance sheets and a narrowing of the spread with Treasuries. Even with the challenges, the tax-exempt market was able to achieve a more muted, but respectable return of 5.11%.

PITCAIRN FUNDS

In terms of relative performance of our domestic equity funds, the fiscal year had two very distinct halves. During the first six months, performance generally lagged benchmarks as market volatility and the nascent recovery in the depressed growth and hi-tech segments of the market negatively affected relative returns. In the second half, however, as overall market volatility declined, performance of our domestic equity funds strengthened dramatically.

The Pitcairn International Equity Fund has, over recent years, experienced performance that lagged its benchmark. In January 2003, we took action to strengthen the Fund's prospective performance and, through improved diversification, its risk profile. Early in that month, we hired two additional managers and divided the Fund's assets among the three managers. The new managers, Brandywine Asset Management and The Boston Company Asset Management, provide complementary investment styles to the existing manager. While the Fund lagged its benchmark, the MSCI All Country World ex-U.S. Index, for the full fiscal year, performance improved markedly in the second fiscal half as the Fund outperformed its benchmark.

On the strength of excellent performance in the corporate sector of the portfolio, especially our Tyco holding that improved dramatically as the company's governance issues were addressed, the Pitcairn Taxable Bond Fund experienced very strong results, outpacing its benchmark, the Lehman Government/Credit Index, by a considerable margin. The Tax-Exempt Bond Fund's return lagged its benchmark, the Lehman Municipal Bond Index, by a slight margin. While the Fund benefited from underweighted positions in financially challenged states, especially California, and a lack of so-called tobacco bonds, performance was impacted slightly when interest rates spiked in the summer and some non-callable bonds held in the portfolio underperformed.

OUTLOOK

Over the next twelve to eighteen months, we expect that the U.S. economy will experience growth in real GDP, employment and profits at levels above present consensus expectations. We believe real GDP growth approaching 5% is not out of the question for calendar year 2004. At the same time, the Fed will wrestle with the question of when to raise interest rates to head off possibly higher-than-anticipated inflation with the dollar down 25% and gold edging above $400. One source of comfort is the fact that since 1979 the Fed has generally done a much better job at managing monetary policy than it did in the period from 1928 to 1979, a time of fairly dismal results.

Assuming that inflation can be kept in the 2% to 21/2% range and with better growth ahead, interest rate increases should be confined to a rise in real interest rates (good increases), and stable to modestly higher PE multiples on higher earnings will support positive stock market results.


Sincerely,

/S/Jack Yates III

Jack Yates, III
Executive Vice President
Chief Investment Officer

                             DIVERSIFIED VALUE FUND
                             ----------------------



OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a diversified portfolio
                         of equity securities of large and mid capitalization companies designed to provide exposure to the value portion of the U.S. stock market.

FUND MANAGERS:           David T. Larrabee, Vice President, Pitcairn Investment
                         Management Catherine E. Rooney, Vice President,
                         Pitcairn Investment Management


FUND REVIEW AND OUTLOOK:

For the fiscal year ended October 31, 2003, the Diversified Value Fund returned 22.43%. Over the same period, the Russell 1000(R) Value Index, the Fund's benchmark, posted a return of 22.88%.

Beginning in the first calendar quarter of 2003, the U.S. equity market staged an impressive rally against a backdrop of improving economic conditions, low interest rates, and tax relief. The rebound in stocks has been broad-based, with value stocks modestly outperforming growth stocks over the past year. Notably, large capitalization stocks lagged small capitalization issues by a considerable margin over the past year, as the Russell 2000(R) Index returned 43.36% over the period.

Technology, Consumer Cyclical and Industrial stocks led the market higher over the reporting period as investors positioned their portfolios to benefit from strengthening economic conditions. Our best performing stocks over the past year included Invitrogen (+128%), as biotechnology stocks were in favor; Countrywide Financial (+92%), benefiting from an exceptionally strong mortgage market; and FleetBoston Financial (+73%) on the news of its merger with Bank of America.

Traditionally defensive sectors, including Consumer Non-Cyclicals, Health Care and Telecommunications lagged the broad market over the past year. Our weakest performing stocks included Allegheny Technologies (-54%), Scholastic (-43%) and Mellon Financial (-21%). Each of these names posted disappointing operating results and was subsequently sold from the Fund.

By design, the Diversified Value Fund is managed with a goal of producing returns in excess of its benchmark, while providing exposure to risk characteristics similar to that of the Russell 1000(R) Value Index. Over the past three fiscal years, the Fund has posted an annualized total return of 0.32%, which compares favorably to its benchmark return of -0.86% over the same period.

Looking ahead, we plan to maintain our Fund's strategy of remaining fully invested with sector and industry exposures closely aligned with the target benchmark. Risk exposures will remain tightly constrained and our goal will continue to be to generate excess returns through superior stock selection.


                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2003)

--------------------------------------------------------------------------------
                                               Annualized          Annualized
                               One Year        Three Year           Inception
                                Return           Return             to Date*
--------------------------------------------------------------------------------
Diversified
Value Fund                      22.43%            0.32%               1.89%
--------------------------------------------------------------------------------
Russell 1000[R]
Value Index                     22.88%           -0.86%               0.80%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                        COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT+

           Pitcairn Diversified Value Fund     Russell 1000[R] Value Index
8/31/00                $10,000                           $10,000
10/31/00                10,358                            10,340
10/31/01                 9,128                             9,114
10/31/02                 8,541                             8,201
10/31/03                10,457                            10,077

Past performance does not predict future results.

The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

*  Commenced operations on August 4, 2000.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower.

                                SELECT VALUE FUND
                               ------------------



OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a portfolio of large and
                         mid capitalization U.S. equity securities that the Manager believes are priced below their true worth.

FUND MANAGER:            Catherine E. Rooney, Vice President, Pitcairn
                         Investment Management

FUND REVIEW AND OUTLOOK:

For the fiscal year ended October 31, 2003, the Select Value Fund returned 25.48%. For the same period, the Russell 1000(R) Value Index, the Fund's benchmark, posted a return of 22.88%.

Both the Fund and its Index got off to a slow start in the first five months of the fiscal year, as concerns about corporate profitability, a potential rebound in interest rates and political unrest in the Middle East weighed on equity markets. Beginning in April 2003, the market took off on a five-month sprint, generating a 21% return. A quick U.S. military victory in Iraq, delivery of tax relief checks to consumers and Federal Reserve assurances on the interest rate front combined to spur consumer confidence.

Returns in the Russell 1000(R) Value Index closely tracked those of the Russell 1000(R) Growth Index, which returned 21.81% over the course of the fiscal year.

Economically sensitive sectors led Index returns for the year with the best performance coming from the Technology, Consumer Cyclical and Industrial sectors. Individual stocks that contributed to the Fund's outperformance, relative to the benchmark include: Titan (+111.2%), a software firm that was the target of a buyout bid; GameStop (+80.5%), a video game retailer; Alliance Data Systems (+63.4%), a transaction processing company leveraged to both retail and technology; O'Reilly Automotive (+59.4%), a retail auto supply chain; Everest Re Group Ltd. (+56.5%), a property and casualty insurance firm; and Countrywide Financial (+50.5%), a residential mortgage banking concern.

The Telecommunications, Health Care and Consumer Non-Cyclical sectors were the weakest groups in the Index. Telecom stocks were plagued by concerns that there would be little return to the high levels of infrastructure spending in that sector. Pharmaceutical stocks lagged due to concerns regarding loss of patent protection on key products. Non-cyclical stocks were out of favor in a pro-cyclical market environment. Individual stocks that lagged the Index return included: Scholastic (-43.0%), a children's book publisher that reported an earnings shortfall; AT&T (-21.4%), whose shares declined with the fortunes of the Telecom sector; and shares of AIG (-23.5%), hurt performance early in the year due to overall financial market concerns.

Over the past three fiscal years, the Fund has posted an annualized total return of -0.89%, while its benchmark returned -0.86% over the same period. The Select Value Fund remains positioned with a short list of securities that our analysts view as having exceptional appreciation potential. The portfolio is structured so as to keep risk exposures relative to the benchmark controlled. Individual security selection is expected to generate excess returns.

                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2003)

--------------------------------------------------------------------------------
                                                 Annualized         Annualized
                              One Year           Three Year          Inception
                               Return              Return            to Date*
--------------------------------------------------------------------------------
Select
Value Fund                     25.48%              -0.89%              2.06%
--------------------------------------------------------------------------------
Russell 1000[R]
Value Index                    22.88%              -0.86%              0.48%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                        COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT+

                     Select Value Fund          Russell 1000[R] Value Index
8/31/00                   $10,000                         $10,000
10/31/00                   10,840                          10,340
10/31/01                    9,984                           9,114
10/31/02                    8,409                           8,201
10/31/03                   10,552                          10,077


Past performance does not predict future results.

The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

*  Commenced operations on August 11, 2000.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower.

                             DIVERSIFIED GROWTH FUND
                             -----------------------



OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a diversified portfolio
                         of equity securities of large and mid capitalization companies and is designed to provide exposure to the growth portion of the U.S. stock market.

FUND MANAGER:            Eric M. Feder, Vice President, Pitcairn Investment
                         Management

FUND REVIEW AND OUTLOOK:

For the fiscal year ended October 31, 2003, the Diversified Growth Fund posted a return of 19.32%. Over the same period, the Fund's benchmark, the Russell 1000(R) Growth Index, returned 21.81%.

Better than expected corporate profits combined with improving economic conditions helped to spark a sharp rally in the equity markets over the past twelve months. While all market cap segments and investment styles experienced solid returns during the year, value stocks, as measured by the Russell 1000(R) Value Index, outperformed growth stocks by more than 1.0%.

Stocks from the Technology and Wireless sectors were strongest within the growth universe as these higher volatility, higher growth names tend to have appeal in periods of market strength. As such, the Fund's top performer was Network Appliance (NTAP), which increased 175% over the past twelve months. NTAP's business benefited significantly from rising demand for the company's network storage and data management solutions. Other top performers include semiconductor manufacturer, Cypress Semiconductor (+118%) and homebuilder, DR Horton (+107%), both of which benefited from improving economic trends.

While all sectors within the growth universe exhibited positive results during the year, the more defensive sectors such as Health Care and Consumer Non-Cyclical sectors experienced the smallest increase. Some of the strategy's detractors from performance included, Cerner (-50%), Scholastic (-45%) and Automatic Data Processing (-33%), all of which were impacted by disappointing operating results.

By design, the Diversified Growth Fund is managed with a goal of producing returns in excess of its benchmark, while providing exposure to risk characteristics similar to that of its benchmark. Over the past three fiscal years, the Fund has posted an annualized total return of -16.99%, which compares to its benchmark return of -16.22% over the same period.

Going forward, the Fund will continue to invest in companies that we believe are likely to offer the potential for above-average growth in both revenues and earnings. In addition, the Fund will continue to capture the risk characteristics associated with the growth segment of the U.S. equity market, while emphasizing security selection as the primary driver of relative returns.

                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2003)

--------------------------------------------------------------------------------
                                                Annualized          Annualized
                            One Year            Three Year           Inception
                             Return               Return             to Date*
--------------------------------------------------------------------------------
Diversified
Growth Fund                  19.32%               -16.99%             -18.04%
--------------------------------------------------------------------------------
Russell 1000[R]
Growth Index                 21.81%               -16.22%             -16.99%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                        COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT+

                Diversified Growth Fund            Russell 1000[R] Growth Index
8/31/00                $10,000                            $10,000
10/31/00                 8,492                              8,626
10/31/01                 5,236                              5,180
10/31/02                 4,071                              4,163
10/31/03                 4,857                              5,072

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

*  Commenced operations on August 4, 2000.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower.

                               SELECT GROWTH FUND
                               ------------------



OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a concentrated portfolio
                         of high quality, leading, large capitalization growth companies. The Manager seeks to identify leading companies with dramatic wealth creation potential.
                         Investments in companies that demonstrate these five attributes are emphasized:
                         o Sustainable above average earnings growth
                         o Dominant leadership position in its business
                         o Clear mission and value-added focus
                         o Financial strength
                         o Reasonable price relative to the market and relative
                           to the growth prospects of that business

FUND MANAGERS:           Frank M. Sands, Sr., CFA, Chief Investment Officer,
                         Sands Capital Management, Inc.
                         Frank M. Sands, Jr., CFA, Director of Research, Sands
                         Capital Management, Inc.

FUND REVIEW AND OUTLOOK:

For the fiscal year ended October 31, 2003, the Select Growth Fund returned 27.44%. Over the same period, the Russell 1000(R) Growth Index, the Fund's benchmark, posted a return of 21.81%.

The past fiscal year has been a year of re-convergence of stock prices and excellent business results. The average company in the Select Growth Fund reported 25% sales growth and 31% earnings-per-share growth in the last reported quarter. These results speak to the quality of the investment holdings, and in our opinion, demonstrate an improving economic environment.

Earnings growth was balanced across all growth sectors represented in the portfolio, including Consumer/Retail Financial Services, Health Care, and Technology. Contributing to the Fund's outperformance relative to the Russell 1000(R) Growth Index were relative overweights in eBay, Genentech, Capital One Financial, and Cisco Systems.

The Fund's positive relative performance was slightly offset by the relative overweights in Harley-Davidson and Kohl's. Harley-Davidson has not added value to the portfolio over the last twelve months as investor fears of slowing demand for its iconic motorcycles weighed on the stock. However, over the last four quarters, Harley has posted no less than 32% earnings growth and the stock has rebounded nicely from its lows earlier this year as dealer sales have accelerated sharply as this Spring's severe weather improved. The past year has been the toughest year for Kohl's in its history. Starting in the fourth calendar quarter of 2002, the company posted same store sales growth of 1.2%, significantly below both its historical levels and mid-single digit guidance. And the first three calendar quarters of 2003 have also proved to be challenging with same store sales at -2.4% in Q1, 1.1% in Q2, and -1.3% in Q3. Inventory mismatched with weather and an unusually difficult environment in apparel, combined with a challenging economy, contributed to these results.

Over the past three fiscal years, the Fund has posted an annualized total return of -12.07%, which compares favorably to its benchmark return of -16.22% over the same period. Our goal is to pre-position the Fund for long-term success by owning our best ideas in a focused portfolio. We are firm believers in the simple, yet powerful idea that over the long term stock prices eventually follow earnings growth. Quality, leading companies in growing business spaces are in a position to drive earnings growth and in turn, produce returns in excess of the Fund's benchmark, while providing exposure to risk characteristics similar to that of the Russell 1000(R) Growth Index.

                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2003)

--------------------------------------------------------------------------------
                                                 Annualized        Annualized
                              One Year           Three Year         Inception
                               Return              Return           to Date*
--------------------------------------------------------------------------------
Select
Growth Fund                    27.44%              -12.07%           -14.09%
--------------------------------------------------------------------------------
Russell 1000[R]
Growth Index                   21.81%              -16.22%           -17.17%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                        COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT+
[LINE CHART]
                Select Growth Fund               Russell 1000[R] Growth Index
8/31/00               $10,000                             $10,000
10/31/00                8,715                               8,626
10/31/01                5,365                               5,181
10/31/02                4,650                               4,163
10/31/03                5,926                               5,072

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

*  Commenced operations on August 11, 2000.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower.

                                 SMALL CAP FUND
                                 --------------


OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests in a diversified portfolio of small
                         capitalization companies with market values between $200 million and $1.5 billion.

FUND MANAGER:            Christopher B. Driver, Vice President, Pitcairn
                         Investment Management

FUND REVIEW AND OUTLOOK:

For the fiscal year ended October 31, 2003, Small Cap Fund returned 39.65% while the Russell 2000(R) Index, the Fund's benchmark, delivered a 43.36% return.

The past twelve months included the bottom of the bear market, March 12, 2003, as well as heightened political influences. The lowering of interest rates, on the short end by the Fed and the long end by the markets, drove massive stimulation for more consumer spending (housing and autos) which has led to an improving economy. Furthermore, a more positive fiscal policy, through lower taxes and higher depreciation, has also helped boost the economy.

Within the Russell 2000(R) Index, the Russell 2000(R) Growth Index was up 46.56%, while the Russell 2000(R) Value Index was up 40.29%. Following historical patterns, the smallest, lowest priced, least liquid companies were the strongest performers out of the bottom of the market. Incidentally, these were also the worst performers during the last leg of the bear market. Technology has done well, specifically, semiconductor companies have delivered a strong performance thanks to a stronger book-to-bill and a recovery in semiconductor demand.

Outperformers included Kulicke & Soffa Industries (+521%) and Cypress Semiconductor (+183%), both serving the semiconductor market. Also, Titan, serving the defense technology market, was up 185% due to the winning of multiple government contracts and a buyout offer.

Underperforming sectors included Energy and Utilities, both defensive, lower volatility sectors that have historically underperformed in a stronger market. Some of the underperforming names included Chronimed (-28%), a specialty pharmaceutical distributor, which has experienced a slower adoption rate in their newer pharmaceutical products; Exact Sciences (-18%), a genomic biotechnology company from a slower than anticipated time to market for their first product (an early, less invasive, colorectal cancer detection product); and DRS Technologies (-10%), a defense contractor, due to a large acquisition which is only modestly accretive.

Over the past three fiscal years, the Fund has posted an annualized total return of 11.26%, which compares favorably to its benchmark return of 3.44% over the same period.

Looking ahead, the Small Cap Fund will continue to strive for outperformance through superior security selection, by combining valuation, growth, and franchise value for company selection.

                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2003)

--------------------------------------------------------------------------------
                                               Annualized         Annualized
                          One Year             Three Year          Inception
                           Return                Return            to Date*
--------------------------------------------------------------------------------
Small
Cap Fund                   39.65%                11.26%             11.20%
--------------------------------------------------------------------------------
Russell 2000[R]
Index                      43.36%                 3.44%              1.59%
--------------------------------------------------------------------------------
Russell 2000[R]
Value Index                40.29%                14.14%             13.33%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                        COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT+

            Small Cap Fund   Russell 2000[R] Index   Russell 2000[R] Value Index
8/31/00        $10,000              $10,000                   $10,000
10/31/00        10,039                9,273                     9,907
10/31/01        10,621                8,095                    10,774
10/31/02         9,901                7,159                    10,502
10/31/03        13,827               10,263                    14,733

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

*  Commenced operations on August 25, 2000.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower.

                             FAMILY HERITAGE(R) FUND
                             -----------------------



OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a portfolio of equity
                         securities of companies designed to provide exposure to the overall U.S. equity market. The Family Heritage(R)
                         Fund invests primarily in U.S. equity securities of companies in which the founding family or a related foundation maintains ownership of at least 10% of the issuer's outstanding shares.

FUND MANAGERS:           Eric M. Feder, Vice President, Pitcairn Investment
                         Management
                         David T. Larrabee, Vice President, Pitcairn Investment
                         Management

FUND REVIEW AND OUTLOOK:

For the fiscal year ended October 31, 2003, the Family Heritage(R) Fund returned 22.67%. Over the same period, the Wilshire 5000 Index, the Fund's benchmark, posted a return of 24.44%.

Beginning in the first quarter of 2003, the U.S. equity markets rebounded sharply in response to improving worldwide economic conditions, historically low interest rates and tax relief in the U.S. While the rally in stocks has been broad-based, value stocks have outperformed growth stocks over the past year. The Wilshire All Value Index returned 26.72% while the Wilshire All Growth Index returned 22.46% over the latest fiscal year. Small capitalization stocks outperformed large capitalization issues by a significant margin over the same period, with the Wilshire Small Cap 1750 Index return of 44.10% more than doubling the 21.38% return of the Wilshire Large Cap 750 Index.

Industrial, Technology, and Commercial Services stocks led the market higher over the past year as investors positioned their portfolios to benefit from strengthening economic conditions. Our best performing stocks over the past year included Yahoo (+193%) and Marvell Technology Group Ltd. (+170%), as technology stocks rebounded sharply, and United Rentals (+186%), in anticipation of improving demand for its industrial equipment.

Traditionally defensive sectors, including Consumer Non-Cyclicals, Energy, and Health Care lagged the broad market over the past year. Our weakest performing stocks included Scholastic (-55%), Worthington Industries (-23%) and King Pharmaceuticals (-13%), all in response to disappointing operating results.

By design, the Family Heritage(R) Fund is managed with a goal of producing returns in excess of its benchmark, while providing exposure to risk characteristics similar to that of the Wilshire 5000 Index. Over the past three fiscal years, the Fund has posted an annualized total return of -4.67%, which compares favorably to its benchmark return of -7.08% over the same period.

Looking ahead, we plan to maintain our Fund's strategy of remaining fully invested with sector and industry exposures closely aligned with the target benchmark. Risk exposures will remain tightly constrained and our goal will continue to be to generate excess returns through superior stock selection.

                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2003)

----------------------------------------------------------------------------------------
                                    Annualized    Annualized    Annualized   Annualized
                      One Year      Three Year     Five Year     Ten Year     Inception
                       Return         Return        Return        Return       to Date
----------------------------------------------------------------------------------------
Family
Heritage[R] Fund*      22.67%         -4.67%         3.81%         9.59%       10.05%
----------------------------------------------------------------------------------------
Wilshire 5000
Index                  24.44%         -7.08%         1.74%         9.96%       10.57%
----------------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                        COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*+

             Family Heritage[R] Fund               Wilshire 5000 Index
10/31/93           $10,000                               $10,000
10/31/94             9,957                                10,251
10/31/95            10,975                                12,891
10/31/96            12,728                                15,702
10/31/97            17,382                                20,662
10/31/98            20,719                                23,718
10/31/99            25,449                                29,807
10/31/00            28,839                                32,221
10/31/01            22,849                                23,992
10/31/02            20,366                                20,775
10/31/03            24,982                                25,852

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

* For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn Family Heritage(R) Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in April, 1996, as described in the Fund's prospectus.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower.

                            INTERNATIONAL EQUITY FUND
                            -------------------------



OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     Investing primarily in a diversified portfolio of
                         equity securities of non-U.S. issuers.

FUND MANAGERS:           Oechsle International Advisors, LLC
                              S. Dewey Keesler, Jr., Principal and Chief
                              Investment Officer
                              Kathleen Harris, Principal and Portfolio Manager/ Research Analyst
                         The Boston Company Asset Management, LLC
                              D. Kirk Henry, Senior Vice President and Co-
                              Director of International Equities
                         Brandywine Asset Management, LLC
                              Paul D. Ehrlichman, Managing Director

FUND REVIEW AND OUTLOOK:

During the fiscal year ended October 31, 2003, the International Equity Fund underwent a change in its asset management structure. On January 1, 2003, two new managers, The Boston Company and Brandywine Asset Management, were added to complement existing manager, Oechsle International Advisors. The change did not alter the Fund's emphasis on international equity securities and its investment objective -- long-term capital appreciation. More importantly, the addition of the new managers had no effect on the Fund's expense ratio.

Pitcairn recommended the addition of the new managers to improve the potential of the Fund to outperform its benchmark, the MSCI All Country World Free ex-U.S. Index, and to improve its overall risk profile through improved diversification. While relative valuation is an important aspect of the investment processes at both The Boston Company and Brandywine Asset Management, their respective portfolios and return patterns are somewhat different than that of Oechsle.

For the fiscal year ended October 31, 2003, the International Equity Fund returned 24.40%. Over the same period, the MSCI All Country World Free ex-U.S. Index posted a return of 30.40%.

While the Fund has underperformed, the changes have improved performance. After a transition period of a couple of months, the Fund's relative performance improved and its return exceeded that of the benchmark during the second half of the fiscal year.

Early in the year, the advent of military action in Iraq produced higher volatility in world financial markets. With investors reacting to daily news updates from the Middle East, markets traded down across the globe. Developed markets led the move down, with an 8.8% decline, while emerging markets faired slightly better, down 6.8%. Global equity markets subsequently staged a strong rally as the Iraqi offensive transitioned to a peacekeeping mission. Containment of SARS in Asia and a general improvement in key business sentiment indicators also helped support higher stock prices.

More recently, international equity markets posted further gains following a rise in industrial production and reported improvement in business and consumer sentiment. Asia led the rally on strong export activity, improving domestic demand, and a more favorable outlook for information technology companies. In continental Europe, the tone of business sentiment improved as increased production was evident, especially in Germany. As deflation fears subsided on the Fed's move toward increased monetary stimulus and gold approached $400, markets in countries with mining and metals exposures such as Brazil, South Africa and Poland moved higher. Emerging markets experienced the strongest rally following the advent of the war in Iraq, rising by over 40%.

The Fund benefited from our overweight in Japan and underweight to the UK. The portfolio also saw positive contributions from stocks in India, Brazil, Indonesia, and Hungary during the year. From a sector perspective, most of the value-added came from stock selection. Deutsche Post, from the Industrials sector, moved up (+89%) on strong quarterly results and increased volumes. Vedior, a Dutch global staffing firm, was up (+159%) due to increased demand for personnel. Improving global liquidity and economic conditions helped some stocks in the Financial Services industry, including Italian banking and financial services provider Banca Intesa (+0.62%), and Japanese bank Mitsubishi Tokyo Financial Group (+0.44%). Italian media giant Mediaset (+0.42%), which benefits from higher advertising spending as the economy recovers, was also a contributor.

On the negative side, the portfolio was hurt mostly by what was not held. For example, LM Ericsson (+145%) and SAP (+85%) were driven higher by the market's change in sentiment towards previously beaten up technology stocks. Also hurting the Fund was a position in Mabuchi Motor (-17%), a maker of PC motors. Additional detractors included the United Kingdom's publishing company Reed Elsevier (-0.93%), the Dutch multi-media publisher, Wolters Kluwer (-0.67%) and UK retailer, Marks & Spencer Group (0.53%).

Over the past three fiscal years, the Fund has posted an annualized total return of -10.70%, which compares unfavorably to its -4.45% benchmark return. While we are clearly disappointed with the results, we are confident that the changes made during fiscal 2003 will result in much improved results and are enthusiastic about the Fund's potential. As the global economic rebound continues, especially in the Far East, and with the U.S. dollar having declined from its recent cyclical high, we believe that exposure to international equities will be a key ingredient in a well-diversified portfolio.

                       INTERNATIONAL EQUITY FUND CONTINUED
                       -----------------------------------



                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2003)

-----------------------------------------------------------------------------------------
                                   Annualized     Annualized    Annualized     Annualized
                      One Year     Three Year      Five Year     Ten Year       Inception
                       Return        Return         Return        Return         to Date
-----------------------------------------------------------------------------------------
International
Equity Fund*           24.40%        -10.70%        -2.14%         1.36%          2.62%
-----------------------------------------------------------------------------------------
MSCI All Country
World Free
ex-U.S. Index          30.40%        -4.45%          1.37%         3.63%          4.35%
-----------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                        COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*+

                                               Morgan Stanley MSCI
         Pitcairn International                  All Country World
                Stock Fund                         ex-US Index
10/31/93         $10,000                             $10,000
10/31/94          12,011                              11,184
10/31/95          11,350                              10,974
10/31/96          12,591                              12,134
10/31/97          13,095                              12,725
10/31/98          12,753                              13,346
10/31/99          16,102                              16,717
10/31/00          16,076                              16,371
10/31/01          10,785                              12,289
10/31/02           9,202                              10,952
10/31/03          11,447                              14,282

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

* For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn International Equity Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in April, 1999, as described in the Fund's prospectus.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower.

                                TAXABLE BOND FUND
                                -----------------


OBJECTIVE:               Income and capital appreciation consistent with prudent
                         investment risk and liquidity.

INVESTMENT STRATEGY:     The Fund invests primarily in a portfolio of
                         investment-grade fixed income securities without limitation as to their maturity.

FUND MANAGER:            John R. Raebiger, Jr., Vice President, Pitcairn
                         Investment Management

FUND REVIEW AND OUTLOOK:

For the fiscal year ended October 31, 2003, the Taxable Bond Fund returned 7.44%. Over the same period, the Lehman U.S. Government/Credit Index, the Fund's benchmark, posted a return of 6.18%.

During this period we witnessed continued economic weakness with some signs of recovery. We also witnessed the beginning and the end of formal military action with Iraq. The Federal Reserve remained committed to fighting deflation and any potential recession. They lowered the Federal Funds Rate by 75 basis points during this period, and committed itself to keeping rates low for "a considerable period." Corporate bonds represented the best performing asset class in the index with returns in excess of 10% for the twelve-month period.

The Funds best performing holding was Tyco bonds. After the dust settled surrounding Tyco's former CEO, and the new CEO Edward Breen added key members to his new executive team, Wall Street realized there was a real company with solid prospects for the future. Our holding was up over 25% during the 12 months ending October 31, 2003. Another strong performer was Household Finance, which was acquired by HSBC in March of 2003. This was seen as a major positive for Household and the bonds were up over 25% for the 12 months ending October 31, 2003. Treasuries were the worst performing asset class as the overall level of interest rates rose slightly during the period.

Over the past three fiscal years, the Fund has posted an annualized total return of 7.89%, while its benchmark returned 8.90% over the same period. The Taxable Bond Fund will continue to concentrate on top-tier, investment-grade quality securities. Overall the average quality of the Fund's holdings continues to be AA credit rating. In addition, we will continue to search for opportunities and anomalies in the marketplace while prudently managing the portfolio's risk.

                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2003)

--------------------------------------------------------------------------------
                             Annualized    Annualized    Annualized   Annualized
                One Year     Three Year     Five Year     Ten Year     Inception
                 Return        Return        Return        Return       to Date
--------------------------------------------------------------------------------
Taxable
Bond Fund*        7.44%         7.89%         5.90%         6.12%        7.51%
--------------------------------------------------------------------------------
Lehman U.S.
Government/
Credit Index      6.18%         8.90%         6.56%         6.77%        8.44%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                        COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*+

                Taxable Bond Fund    Lehman U.S. Government/Credit Index
10/31/93             $10,000                   $10,000
10/31/94               9,468                     9,536
10/31/95              10,952                    11,077
10/31/96              11,432                    11,674
10/31/97              12,427                    12,703
10/31/98              13,596                    14,007
10/31/99              13,416                    13,915
10/31/00              14,423                    14,904
10/31/01              16,614                    17,187
10/31/02              16,857                    18,129
10/31/03              18,111                    19,250

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

* For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represent past performance of the Adviser's similarly managed collective trust fund, adjusted to reflect fees and expenses expected to be borne by the Taxable Bond Fund. The collective trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower.

                              TAX-EXEMPT BOND FUND
                              --------------------



OBJECTIVE:               Current income exempt from Federal income taxes and
                         capital appreciation, consistent with prudent investment risk and liquidity.

INVESTMENT STRATEGY:     The Fund invests primarily in a diversified portfolio
                         of investment grade obligations of tax-exempt issuers situated in the United States, its territories and possessions.

FUND MANAGER:            John R. Raebiger, Jr., Vice President, Pitcairn
                         Investment Management

FUND REVIEW AND OUTLOOK:

For the fiscal year ended October 31, 2003, the Tax-Exempt Bond Fund returned 4.96%. Over the same period, the Lehman Municipal Bond Index, the Fund's benchmark, posted a return of 5.11%.

During this period we witnessed continued economic weakness with some signs of recovery. We also witnessed the beginning and the end of formal military action with Iraq. The Federal Reserve remained committed to fighting deflation and any potential recession. They lowered the Federal Funds Rate by 75 basis points during this period, and committed itself to keeping rates low for "a considerable period." Demand outpacing supply helped municipals avoid the excessive volatility that was exhibited by the taxable asset classes.

Underperformance occurred in California and Tobacco Settlement backed bonds. California faced a successful recall election and continued fiscal difficulties, both of which raised concerns with investors. Bonds backed by the Master Settlement Agreement between the states and the tobacco companies significantly under-performed after an Illinois court decision against Phillip Morris in the amount of $10 billion. This decision raised questions of liquidity and the ability of the tobacco companies to make good on the Master Settlement Agreement payments. The portfolio's underweight in California and no exposure to tobacco bonds significantly helped performance.

Over the past three fiscal years, the Fund has posted an annualized total return of 6.86%, while its benchmark returned 7.14% over the same period. The Tax-Exempt Bond Fund will continue to concentrate on top-tier, investment grade quality securities. Overall, the average credit quality of the Fund's holdings continues to be AAA/AA+ credit rating. We will diligently manage the potential tax impact upon the Fund. In addition, we will maintain an ongoing search for opportunities and unique anomalies in the marketplace while prudently managing the portfolio's risks.


                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2003)

--------------------------------------------------------------------------------
                                 Annualized   Annualized  Annualized  Annualized
                    One Year     Three Year    Five Year   Ten Year    Inception
                     Return        Return       Return      Return      to Date
--------------------------------------------------------------------------------
Tax-Exempt
Bond Fund*            4.96%         6.86%        5.02%       5.23%       6.11%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index            5.11%         7.14%        5.56%       5.96%       7.46%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                        COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT*+

                 Tax-Exempt Bond Fund           Lehman Municipal Bond Index
10/31/93                $10,000                        $10,000
10/31/94                  9,866                          9,564
10/31/95                 10,796                         10,984
10/31/96                 11,290                         11,611
10/31/97                 12,155                         12,598
10/31/98                 13,036                         13,609
10/31/99                 12,682                         13,367
10/31/00                 13,643                         14,504
10/31/01                 15,048                         16,030
10/31/02                 15,862                         16,971
10/31/03                 16,649                         17,838

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.
* For periods prior to August 11, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Tax-Exempt Bond Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in January, 1997, as described in the Fund's prospectus.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



To the Shareholders and Trustees of
   Pitcairn Funds:

In our opinion, the accompanying statements of net assets (and the statements of assets and liabilities) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value Fund, Select Value Fund, Diversified Growth Fund, Select Growth Fund, Small Cap Fund, Family Heritage(R) Fund, International Equity Fund, Taxable Bond Fund and Tax-Exempt Bond Fund (constituting Pitcairn Funds, hereafter referred to as the "Trust") at October 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
December 12, 2003

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



DIVERSIFIED VALUE FUND
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (98.5%)
ALCOHOL (0.5%)
   Adolph Coors, Cl B+                 11,650      $    653
                                                   --------
APPAREL/TEXTILES (0.5%)
   Jones Apparel Group                 20,025           691
                                                   --------
BANKS (20.0%)
   Bank of America                     50,000         3,787
   Citigroup                          164,700         7,807
   First Bancorp (Puerto Rico)         35,775         1,191
   FleetBoston Financial               84,410         3,409
   Hibernia, Cl A                     145,365         3,284
   National Commerce Financial        106,220         2,918
   North Fork Bancorporation+          71,815         2,799
   Wells Fargo                         62,185         3,502
                                                   --------
                                                     28,697
                                                   --------
BIOTECHNOLOGY (0.9%)
   Invitrogen*+                        20,750         1,319
                                                   --------
CHEMICALS (3.5%)
   3M                                  25,800         2,035
   Avery Dennison                      26,015         1,368
   EI du Pont de Nemours               41,190         1,664
                                                   --------
                                                      5,067
                                                   --------
COMPUTER HARDWARE (2.4%)
   Hewlett-Packard                    155,805         3,476
                                                   --------
COMPUTER SOFTWARE (1.4%)
   International Business Machines     22,010         1,969
                                                   --------
CONSTRUCTION (0.8%)
   KB Home                             15,715         1,076
                                                   --------
DEFENSE & AEROSPACE (2.7%)
   Boeing                              24,835           956
   General Dynamics                    15,595         1,305
   United Technologies                 19,360         1,640
                                                   --------
                                                      3,901
                                                   --------
DEPARTMENT STORES (0.8%)
   Kohl's*                             20,650         1,158
                                                   --------
DRUGS (1.9%)
   King Pharmaceuticals*               54,965           737
   Merck                               45,205         2,000
                                                   --------
                                                      2,737
                                                   --------
ELECTRICAL UTILITIES (5.7%)
   Dominion Resources                  35,120         2,163
   FirstEnergy                         42,415         1,459
   FPL Group+                          41,770         2,662
   Wisconsin Energy                    56,635         1,855
                                                   --------
                                                      8,139
                                                   --------
ELECTRONIC EQUIPMENT (1.3%)
   Flextronics International*+        135,650         1,899
                                                   --------


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
ENERGY RESERVES (6.7%)
   Exxon Mobil                        192,950      $  7,058
   Newfield Exploration*               66,150         2,628
                                                   --------
                                                      9,686
                                                   --------
ENTERTAINMENT (1.2%)
   Viacom, Cl B                        44,015         1,755
                                                   --------
FINANCIAL SERVICES (3.0%)
   American Express                    31,570         1,482
   Countrywide Financial               26,315         2,766
                                                   --------
                                                      4,248
                                                   --------
FOOD & BEVERAGE (2.8%)
   Conagra Foods                       45,891         1,094
   Dean Foods*                         59,060         1,787
   PepsiCo                             23,965         1,146
                                                   --------
                                                      4,027
                                                   --------
HEAVY ELECTRICAL EQUIPMENT (1.6%)
   Rockwell Automation                 74,680         2,319
                                                   --------
HOME PRODUCTS (3.1%)
   Fortune Brands                      33,250         2,166
   Procter & Gamble                    23,065         2,267
                                                   --------
                                                      4,433
                                                   --------
HOTELS (0.6%)
   Starwood Hotels & Resorts
     Worldwide                         25,305           854
                                                   --------
INFORMATION SERVICES (0.5%)
   Alliance Data Systems*+             27,640           768
                                                   --------
LIFE & HEALTH INSURANCE (1.7%)
   Torchmark                           56,210         2,466
                                                   --------
MEDIA (3.9%)
   Clear Channel Communications        27,390         1,118
   Comcast, Cl A*                      57,062         1,936
   Walt Disney                        113,460         2,569
                                                   --------
                                                      5,623
                                                   --------
MEDICAL SERVICES (0.6%)
   Tenet Healthcare*                   57,335           791
                                                   --------
METALS & MINING (0.6%)
   Engelhard                           29,540           844
                                                   --------
MOTOR VEHICLES & PARTS (1.8%)
   American Axle & Manufacturing
     Holdings*                         24,285           840
   Lear*                               30,150         1,752
                                                   --------
                                                      2,592
                                                   --------
OIL REFINING (2.5%)
   ChevronTexaco                       49,120         3,650
                                                   --------
PAPER & PAPER PRODUCTS (1.2%)
   International Paper                 45,475         1,789
                                                   --------

--------------------------------------------------------------------------------




-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE (4.9%)
   American International Group        43,882      $  2,669
   Everest Re Group Ltd.+              28,335         2,350
   Radian Group                        37,765         1,998
                                                   --------
                                                      7,017
                                                   --------
PUBLISHING (0.9%)
   Tribune                             25,240         1,238
                                                   --------
RAILROADS (1.0%)
   Norfolk Southern                    70,225         1,415
                                                   --------
REAL ESTATE INVESTMENT TRUSTS (2.4%)
   AMB Property                        62,045         1,861
   Boston Properties                   34,300         1,518
                                                   --------
                                                      3,379
                                                   --------
RESTAURANTS (1.3%)
   Wendy's International               52,270         1,937
                                                   --------
SECURITIES & ASSET MANAGEMENT (2.9%)
   Bear Stearns                        28,815         2,197
   Merrill Lynch                       33,010         1,954
                                                   --------
                                                      4,151
                                                   --------
SEMICONDUCTORS (1.2%)
   Micron Technology*                 117,990         1,692
                                                   --------
SPECIALTY RETAIL (0.6%)
   Barnes & Noble*                     30,930           922
                                                   --------
TELEPHONE (4.6%)
   BellSouth                           41,900         1,102
   CenturyTel                          58,595         2,095
   SBC Communications                  58,070         1,393
   Verizon Communications              61,455         2,065
                                                   --------
                                                      6,655
                                                   --------
THRIFTS (1.5%)
   Washington Mutual                   50,850         2,225
                                                   --------
TOBACCO (1.3%)
   Altria Group                        39,795         1,850
                                                   --------
TRUCK, SEA & AIR FREIGHT (0.8%)
   FedEx                               15,270         1,157
                                                   --------
WIRELESS TELECOMMUNICATIONS (0.9%)
   Alltel                              26,850         1,269
                                                   --------
Total Common Stock
     (Cost $130,459)                                141,534
                                                   --------

-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
REGISTERED INVESTMENT COMPANIES (8.7%)
   iShares(R) Russell 1000(R) VaLUE
     Index Fund+                       32,750      $  1,790
   Northern Institutional Liquid
     Asset Portfolio (A)           10,611,042        10,611
                                                   --------
Total Registered Investment Companies
     (Cost $12,180)                                  12,401
                                                   --------
Total Investments (107.2%)
     (Cost $142,639)                                153,935
                                                   --------
Other Assets and Liabilities, Net (-7.2%)           (10,294)
                                                   --------
Total Net Assets (100.0%)                          $143,641
                                                   ========
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                            $153,935
   Other assets                                         527
                                                   --------
Total Assets                                        154,462
                                                   --------
Liabilities
   Payable for collateral on securities loaned       10,611
   Investment advisory fee payable                       72
   Administration fee payable                            10
   Shareholder servicing fee payable                     30
   Accrued expenses and other liabilities                98
                                                   --------
Total Liabilities                                    10,821
                                                   --------
Total Net Assets                                   $143,641
                                                   ========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 13,995,249
   outstanding shares of beneficial interest       $139,436
Undistributed net investment income                     154
Accumulated net realized loss on investments         (7,245)
Net unrealized appreciation on investments           11,296
                                                   --------
Total Net Assets                                   $143,641
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.26
                                                     ======
  * NON-INCOME PRODUCING SECURITY.
  + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2003 (SEE NOTE 9 IN
    NOTES TO FINANCIAL STATEMENTS).
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN.
CL -- CLASS
LTD. -- LIMITED



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



SELECT VALUE FUND
--------------------------------------------------------------

                                       SHARES      VALUE (000)
--------------------------------------------------------------
COMMON STOCK (97.9%)
BANKS (16.0%)
   Citigroup                           44,325    $    2,101
   Hibernia, Cl A                     108,165         2,444
   National Commerce Financial         90,545         2,487
   North Fork Bancorporation           58,755         2,290
                                                 ----------
                                                      9,322
                                                 ----------
CHEMICALS (2.8%)
   Avery Dennison                      31,125         1,637
                                                 ----------
COMPUTER HARDWARE (4.4%)
   Hewlett-Packard                    115,740         2,582
                                                 ----------
COMPUTER SOFTWARE (2.8%)
   Titan*                              77,855         1,644
                                                 ----------
DEPARTMENT STORES (2.6%)
   Kohl's*                             26,810         1,503
                                                 ----------
DRUGS (3.6%)
   Pfizer                              65,910         2,083
                                                 ----------
ELECTRICAL UTILITIES (5.1%)
   Dominion Resources                  19,960         1,230
   FirstEnergy                         51,215         1,761
                                                 ----------
                                                      2,991
                                                 ----------
ENERGY RESERVES (5.0%)
   Newfield Exploration*               38,540         1,531
   Spinnaker Exploration*              54,600         1,397
                                                 ----------
                                                      2,928
                                                 ----------
ENTERTAINMENT (2.3%)
   Viacom, Cl B                        32,970         1,315
                                                 ----------
FINANCIAL SERVICES (6.4%)
   Countrywide Financial               35,210         3,701
                                                 ----------
FOOD & BEVERAGE (4.4%)
   Dean Foods*                         44,670         1,351
   PepsiCo                             25,625         1,226
                                                 ----------
                                                      2,577
                                                 ----------
HEAVY ELECTRICAL EQUIPMENT (2.6%)
   Rockwell Automation                 48,930         1,519
                                                 ----------
HOME PRODUCTS (2.3%)
   Fortune Brands                      20,125         1,311
                                                 ----------
INFORMATION SERVICES (1.4%)
   Alliance Data Systems*              29,240           812
                                                 ----------
LEISURE (2.9%)
   Brunswick                           57,325         1,701
                                                 ----------
LIFE & HEALTH INSURANCE (4.8%)
   Stancorp Financial Group            44,365         2,797
                                                 ----------
MEDIA (1.9%)
   Clear Channel Communications        26,950         1,100
                                                 ----------


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
OIL REFINING (4.1%)
   ChevronTexaco                       31,665    $    2,353
                                                 ----------
PAPER & PAPER PRODUCTS (1.8%)
   International Paper                 26,325         1,036
                                                 ----------
PROPERTY & CASUALTY INSURANCE (6.4%)
   Everest Re Group Ltd.               19,880         1,649
   Radian Group                        39,525         2,091
                                                 ----------
                                                      3,740
                                                 ----------
RAILROADS (1.4%)
   Norfolk Southern                    38,945           785
                                                 ----------
SEMICONDUCTORS (3.1%)
   Micron Technology*                 126,775         1,818
                                                 ----------
SPECIALTY RETAIL (2.8%)
   GameStop*+                          30,455           512
   O'Reilly Automotive*+               25,275         1,094
                                                 ----------
                                                      1,606
                                                 ----------
TELEPHONE (2.4%)
   CenturyTel                          38,895         1,391
                                                 ----------
THRIFTS (2.8%)
   Washington Mutual                   37,740         1,651
                                                 ----------
WIRELESS TELECOMMUNICATIONS (1.8%)
   Alltel                              21,595         1,021
                                                 ----------
Total Common Stock
     (Cost $46,553)                                  56,924
                                                 ----------
REGISTERED INVESTMENT COMPANIES (5.5%)
   iShares(R) Russell 1000(R) Value
     Index Fund+                       18,450         1,008
   Northern Institutional Liquid
     Asset Portfolio (A)            2,183,613         2,184
                                                 ----------
Total Registered Investment Companies
     (Cost $3,145)                                    3,192
                                                 ----------
Total Investments (103.4%)
     (Cost $49,698)                                  60,116
                                                 ----------
Other Assets and Liabilities, Net (-3.4%)            (1,983)
                                                 ----------
Total Net Assets (100.0%)                        $   58,133
                                                 ==========

--------------------------------------------------------------------------------






-------------------------------------------------------------

                                                  VALUE (000)
-------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                          $   60,116
   Other assets                                         265
                                                 ----------
Total Assets                                         60,381
                                                 ----------
Liabilities
   Payable for collateral on securities loaned        2,184
   Investment advisory fee payable                       24
   Administration fee payable                             6
   Shareholder servicing fee payable                     12
   Accrued expenses and other liabilities                22
                                                 ----------
Total Liabilities                                     2,248
                                                 ----------
Total Net Assets                                 $   58,133
                                                 ==========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 5,598,237
   outstanding shares of beneficial interest     $   52,417
Undistributed net investment income                      29
Accumulated net realized loss on investments         (4,731)
Net unrealized appreciation on investments           10,418
                                                 ----------
Total Net Assets                                 $   58,133
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.38
                                                     ======
  * NON-INCOME PRODUCING SECURITY.
  + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2003 (SEE NOTE 9 IN
    NOTES TO FINANCIAL STATEMENTS).
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN.
CL -- CLASS
LTD. -- LIMITED




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



DIVERSIFIED GROWTH FUND
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (98.0%)
ALCOHOL (0.9%)
   Anheuser-Busch                      17,772      $    875
                                                   --------
BANKS (1.4%)
   First Bancorp (Puerto Rico)         20,270           675
   North Fork Bancorporation+          17,250           672
                                                   --------
                                                      1,347
                                                   --------
BIOTECHNOLOGY (3.4%)
   Amgen*                              37,227         2,299
   Chiron*+                            17,632           963
                                                   --------
                                                      3,262
                                                   --------
CHEMICALS (1.8%)
   3M                                  15,429         1,217
   Avery Dennison                       8,900           468
                                                   --------
                                                      1,685
                                                   --------
CLOTHING STORES (0.9%)
   Abercrombie & Fitch, Cl A*          28,712           818
                                                   --------
COMPUTER HARDWARE (6.2%)
   Cisco Systems*                     160,837         3,374
   Dell*                               51,464         1,859
   Network Appliance*                  29,587           730
                                                   --------
                                                      5,963
                                                   --------
COMPUTER SOFTWARE (9.0%)
   International Business Machines     12,415         1,111
   Intuit*                             18,460           923
   Microsoft                          187,254         4,897
   Oracle*                             88,858         1,063
   Veritas Software*                   18,120           655
                                                   --------
                                                      8,649
                                                   --------
CONSTRUCTION (0.6%)
   DR Horton                           14,953           595
                                                   --------
DEFENSE & AEROSPACE (0.9%)
   United Technologies                 10,430           883
                                                   --------
DEPARTMENT STORES (4.2%)
   Kohl's*                             14,915           836
   Wal-Mart Stores                     53,412         3,149
                                                   --------
                                                      3,985
                                                   --------
DRUGS (13.5%)
   Abbott Laboratories                 41,958         1,788
   AmerisourceBergen                   11,760           668
   Johnson & Johnson                   60,481         3,044
   King Pharmaceuticals*               27,609           370
   Merck                               33,230         1,470
   Pfizer                             175,236         5,537
                                                   --------
                                                     12,877
                                                   --------


------------------------------------------------------------

                                      SHARES     VALUE (000)
------------------------------------------------------------
ELECTRONIC EQUIPMENT (2.0%)
   Jabil Circuit*                      28,170      $    785
   Qualcomm                            24,287         1,154
                                                   --------
                                                      1,939
                                                   --------
ENERGY RESERVES (0.5%)
   Newfield Exploration*               13,185           524
                                                   --------
ENTERTAINMENT (0.8%)
   Viacom, Cl B                        18,886           753
                                                   --------
FINANCIAL SERVICES (9.8%)
   American Express                    21,249           997
   Countrywide Financial                6,360           669
   Fannie Mae                          21,415         1,535
   General Electric                   173,477         5,033
   MBNA                                48,246         1,194
                                                   --------
                                                      9,428
                                                   --------
FOOD & BEVERAGE (4.5%)
   Coca-Cola                           34,575         1,604
   Dean Foods*                         22,560           682
   PepsiCo                             41,925         2,005
                                                   --------
                                                      4,291
                                                   --------
HEAVY ELECTRICAL EQUIPMENT (0.9%)
   Rockwell Automation                 26,605           826
                                                   --------
HOME PRODUCTS (3.0%)
   Estee Lauder, Cl A                  21,288           796
   Procter & Gamble                    21,295         2,093
                                                   --------
                                                      2,889
                                                   --------
INDUSTRIAL SERVICES (0.5%)
   Regis                               11,470           436
                                                   --------
INFORMATION SERVICES (3.4%)
   Affiliated Computer Services,
     Cl A*+                            16,425           804
   Alliance Data Systems*              34,150           949
   First Data                          18,856           673
   Fiserv*                             24,475           864
                                                   --------
                                                      3,290
                                                   --------
INTERNET SERVICES (0.9%)
   eBay*                               11,077           620
   Kana Software*                      70,620           279
                                                   --------
                                                        899
                                                   --------
LEISURE PRODUCTS (0.7%)
   Brunswick                           22,770           676
                                                   --------
LIFE & HEALTH INSURANCE (0.7%)
   Torchmark                           14,610           641
                                                   --------
MEDIA (1.8%)
   Clear Channel Communications        15,490           632
   Walt Disney                         46,855         1,061
                                                   --------
                                                      1,693
                                                   --------

--------------------------------------------------------------------------------






-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
MEDICAL PRODUCTS (3.4%)
   Becton Dickinson                    22,415      $    819
   Medtronic                           29,637         1,351
   Patterson Dental*+                  16,205         1,037
                                                   --------
                                                      3,207
                                                   --------
MEDICAL SERVICES (2.7%)
   AdvancePCS*                         19,307           994
   First Health Group*                 19,640           479
   Health Management Associates, Cl A  48,683         1,078
   Medco Health Solutions*                  1            --
                                                   --------
                                                      2,551
                                                   --------
OIL SERVICES (0.4%)
   Varco International*                23,920           421
                                                   --------
PROPERTY & CASUALTY INSURANCE (1.3%)
   Everest Re Group Ltd.                7,150           593
   Radian Group                        11,515           609
                                                   --------
                                                      1,202
                                                   --------
PUBLISHING (0.4%)
   Tribune                              8,105           398
                                                   --------
RESTAURANTS (1.1%)
   Starbucks*                          34,796         1,100
                                                   --------
SECURITIES & ASSET MANAGEMENT (0.7%)
   Morgan Stanley                      13,045           716
                                                   --------
SEMICONDUCTORS (8.8%)
   Applied Materials*                  43,925         1,027
   Intel                              140,123         4,631
   LSI Logic*                          50,880           470
   Micron Technology*                  43,870           629
   Texas Instruments                   31,145           901
   Xilinx*                             23,466           744
                                                   --------
                                                      8,402
                                                   --------
SPECIALTY RETAIL (5.6%)
   Autozone*                            8,405           808
   Dollar Tree Stores*                 21,312           814
   Home Depot                          67,590         2,505
   Walgreen                            34,205         1,191
                                                   --------
                                                      5,318
                                                   --------
TRUCK, SEA & AIR FREIGHT (0.8%)
   Swift Transportation*               35,040           786
                                                   --------
WIRELESS TELECOMMUNICATIONS (0.5%)
   AT&T Wireless Services*             61,710           447
                                                   --------
Total Common Stock
     (Cost $103,697)                                 93,772
                                                   --------

-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
REGISTERED INVESTMENT COMPANIES (5.1%)
   iShares(R) S&P MidCap 400/BARRA
     Growth Index Fund                 15,140      $  1,756
   Northern Institutional Liquid
     Asset Portfolio (A)            3,160,945         3,161
                                                   --------
Total Registered Investment Companies
     (Cost $4,579)                                    4,917
                                                   --------
Total Investments (103.1%)
     (Cost $108,276)                                 98,689
                                                   --------
Other Assets and Liabilities, Net (-3.1%)            (2,965)
                                                   --------
Total Net Assets (100.0%)                          $ 95,724
                                                   ========
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                            $ 98,689
   Other assets                                         977
                                                   --------
Total Assets                                         99,666
                                                   --------
Liabilities
   Payable for collateral on securities loaned        3,161
   Investment advisory fee payable                       46
   Administration fee payable                             6
   Shareholder servicing fee payable                     20
   Accrued expenses and other liabilities               709
                                                   --------
Total Liabilities                                     3,942
                                                   --------
Total Net Assets                                   $ 95,724
                                                   ========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 18,243,407
   outstanding shares of beneficial interest       $178,551
Undistributed net investment income                      44
Accumulated net realized loss on investments        (73,284)
Net unrealized depreciation on investments           (9,587)
                                                   --------
Total Net Assets                                   $ 95,724
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share                                    $5.25
                                                      =====
  * NON-INCOME PRODUCING SECURITY.
  + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2003 (SEE NOTE 9 IN
    NOTES TO FINANCIAL STATEMENTS).
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN.
CL -- CLASS
LTD. -- LIMITED
AMOUNTS DESIGNATED AS "--" ROUND TO $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



SELECT GROWTH FUND
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (99.7%)
AUTOS & TRANSPORTS (5.9%)
   Harley-Davidson                     54,500      $  2,584
                                                   --------
CONSUMER DISCRETIONARY (37.5%)
   Apollo Group, Cl A*                 32,200         2,046
   Bed Bath & Beyond*                  33,000         1,394
   eBay*                               65,000         3,636
   Kohl's*                             26,900         1,508
   Krispy Kreme Doughnuts*+            16,100           697
   Lowe's                              33,500         1,974
   Starbucks*                          70,500         2,228
   Tiffany                             20,700           982
   Wal-Mart Stores                     22,200         1,309
   Weight Watchers International*      18,200           672
                                                   --------
                                                     16,446
                                                   --------
CONSUMER STAPLES (3.0%)
   Walgreen                            38,200         1,330
                                                   --------
FINANCIAL SERVICES (11.2%)
   Capital One Financial               38,000         2,310
   First Data                          43,800         1,564
   Moody's                             17,700         1,024
                                                   --------
                                                      4,898
                                                   --------
HEALTH CARE (21.1%)
   Allergan                            19,700         1,490
   Amgen*                              22,800         1,408
   Genentech*                          30,200         2,475
   Johnson & Johnson                   25,500         1,283
   Medtronic                           38,000         1,732
   Stryker                             10,600           860
                                                   --------
                                                      9,248
                                                   --------
TECHNOLOGY (21.0%)
   Cisco Systems*                     124,400         2,610
   Dell*                               73,300         2,647
   Microsoft                           61,000         1,595
   Qualcomm                            33,700         1,601
   Red Hat*+                           51,600           776
                                                   --------
                                                      9,229
                                                   --------
Total Common Stock
     (Cost $39,379)                                  43,735
                                                   --------
REGISTERED INVESTMENT COMPANY (2.9%)
   Northern Institutional
     Liquid Asset Portfolio (A)     1,262,017         1,262
                                                   --------
Total Registered Investment Company
     (Cost $1,262)                                    1,262
                                                   --------
Total Investments (102.6%)
     (Cost $40,641)                                  44,997
                                                   --------

-------------------------------------------------------------

                                                  VALUE (000)
-------------------------------------------------------------
Other Assets and Liabilities, Net (-2.6%)          $ (1,119)
                                                   --------
Total Net Assets (100.0%)                          $ 43,878
                                                   ========
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                            $ 44,997
   Cash                                                 555
   Other assets                                          13
                                                   --------
Total Assets                                         45,565
                                                   --------
Liabilities
   Payable for collateral on securities loaned        1,262
   Investment advisory fee payable                       24
   Administration fee payable                             6
   Shareholder servicing fee payable                      9
   Accrued expenses and other liabilities               386
                                                   --------
Total Liabilities                                     1,687
                                                   --------
Total Net Assets                                   $ 43,878
                                                   ========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 7,163,666
   outstanding shares of beneficial interest       $ 67,189
Accumulated net realized loss on investments        (27,667)
Net unrealized appreciation on investments            4,356
                                                   --------
Total Net Assets                                   $ 43,878
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share                                    $6.13
                                                      =====
  * NON-INCOME PRODUCING SECURITY.
  + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2003 (SEE NOTE 9 IN
    NOTES TO FINANCIAL STATEMENTS).
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN.
CL -- CLASS


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------





SMALL CAP FUND
--------------------------------------------------------------

                                       SHARES      VALUE (000)
--------------------------------------------------------------
COMMON STOCK (90.8%)
ALCOHOL (0.5%)
   Central European Distribution*+     12,429      $    467
                                                   --------
APPAREL/TEXTILES (1.3%)
   Wolverine World Wide                56,380         1,139
                                                   --------
BANKS (6.3%)
   First Bancorp (Puerto Rico)         81,672         2,720
   Provident Bankshares                89,824         2,787
                                                   --------
                                                      5,507
                                                   --------
BIOTECHNOLOGY (4.8%)
   Exact Sciences*+                    39,432           419
   Gen-Probe*+                         57,775         1,547
   Serologicals*+                     137,453         2,199
                                                   --------
                                                      4,165
                                                   --------
CHEMICALS (1.4%)
   Penford                             34,232           479
   RPM International                   53,840           778
                                                   --------
                                                      1,257
                                                   --------
CLOTHING STORES (2.2%)
   Aeropostale*                        61,173         1,887
                                                   --------
COMPUTER HARDWARE (1.8%)
   Kronos*+                            26,480         1,589
                                                   --------
COMPUTER SOFTWARE (6.3%)
   SPSS*+                              10,549           192
   Systems & Computer Technology*     196,483         2,888
   Tech Data*                          25,723           847
   Titan*                              74,727         1,578
                                                   --------
                                                      5,505
                                                   --------
CONSTRUCTION (1.6%)
   Catellus Development                35,808           797
   Standard-Pacific                    13,058           625
                                                   --------
                                                      1,422
                                                   --------
CONSUMER DURABLES (0.8%)
   Furniture Brands International      27,964           678
                                                   --------
DEFENSE & AEROSPACE (0.8%)
   DRS Technologies*                   29,715           715
                                                   --------
DRUGS (2.4%)
   Inverness Medical Innovations*+     77,396         2,074
                                                   --------
ELECTRICAL UTILITIES (1.3%)
   Idacorp+                            41,446         1,125
                                                   --------
ELECTRONIC EQUIPMENT (2.4%)
   Aeroflex*                          227,262         2,109
                                                   --------
ENERGY RESERVES (2.1%)
   Spinnaker Exploration*              37,895           970
   Westport Resources*                 35,702           855
                                                   --------
                                                      1,825
                                                   --------


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
FINANCIAL SERVICES (1.7%)
   Financial Federal*                  13,195      $    443
   Metris+                            224,304         1,061
                                                   --------
                                                      1,504
                                                   --------
FOOD & BEVERAGE (1.7%)
   American Italian Pasta*+            39,198         1,499
                                                   --------
GAS UTILITIES (1.0%)
   New Jersey Resources                22,623           856
                                                   --------
HEAVY ELECTRICAL EQUIPMENT (2.4%)
   Cable Design Technologies*+        219,361         2,115
                                                   --------
INDUSTRIAL PARTS (3.3%)
   Applied Industrial Technologies     32,369           730
   Circor International                66,110         1,362
   Wilson Greatbatch Technologies*     21,334           804
                                                   --------
                                                      2,896
                                                   --------
INDUSTRIAL SERVICES (4.5%)
   Hanover Compressor*+               194,773         2,065
   Sylvan Learning Systems*+           65,823         1,863
                                                   --------
                                                      3,928
                                                   --------
INFORMATION SERVICES (2.6%)
   CACI International, Cl A*           45,807         2,269
                                                   --------
INTERNET SERVICES (2.6%)
   Inet Technologies*                  33,762           454
   Kana Software*                     239,929           948
   United Online*                      31,335           902
                                                   --------
                                                      2,304
                                                   --------
LEISURE PRODUCTS (1.6%)
   Lexar Media*                        31,492           721
   Yankee Candle*                      25,577           716
                                                   --------
                                                      1,437
                                                   --------
LIFE & HEALTH INSURANCE (1.0%)
   Stancorp Financial Group            13,443           848
                                                   --------
MEDIA (0.6%)
   Lin TV, Cl A*+                      23,355           527
                                                   --------
MEDICAL PRODUCTS (2.8%)
   Cooper+                             24,657         1,071
   Respironics*                        33,393         1,392
                                                   --------
                                                      2,463
                                                   --------
MEDICAL SERVICES (2.0%)
   Amsurg*                             47,552         1,711
                                                   --------
METALS & MINING (1.0%)
   Gibraltar Steel                     36,884           886
                                                   --------
MOTOR VEHICLES & PARTS (1.0%)
   American Axle & Manufacturing
     Holdings*                         26,191           906
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



SMALL CAP FUND--CONCLUDED
--------------------------------------------------------------

                                       SHARES      VALUE (000)
--------------------------------------------------------------
OIL SERVICES (1.0%)
   W-H Energy Services*                58,401      $    916
                                                   --------
PAPER & PAPER PRODUCTS (1.1%)
   Trex*+                              25,568           946
                                                   --------
PROPERTY & CASUALTY INSURANCE (1.4%)
   IPC Holdings                        32,636         1,222
                                                   --------
PUBLISHING (0.7%)
   Scholastic*+                        19,210           594
                                                   --------
RAILROADS (0.6%)
   Genesee & Wyoming, Cl A*            21,566           524
                                                   --------
REAL ESTATE INVESTMENT TRUSTS (4.3%)
   Alexandria Real Estate Equities+    44,982         2,294
   SL Green Realty                     41,676         1,507
                                                   --------
                                                      3,801
                                                   --------
RESTAURANTS (1.3%)
   Applebees International             31,244         1,172
                                                   --------
SEMICONDUCTORS (4.5%)
   Cypress Semiconductor*+             30,346           651
   Kulicke & Soffa Industries*+        83,047         1,219
   Veeco Instruments*+                 81,728         2,071
                                                   --------
                                                      3,941
                                                   --------
SPECIALTY RETAIL (2.6%)
   Chronimed*+                        105,502           862
   GameStop*+                          81,855         1,377
                                                   --------
                                                      2,239
                                                   --------
TELEPHONE (1.5%)
   US LEC, Cl A*+                     242,902         1,283
                                                   --------
THRIFTS (4.4%)
   Flagstar Bancorp+                   38,760           864
   Flushing Financial                  89,188         2,163
   Hawthorne Financial*                30,884           806
                                                   --------
                                                      3,833
                                                   --------
TRUCK, SEA & AIR FREIGHT (1.6%)
   Werner Enterprises                  75,841         1,368
                                                   --------
Total Common Stock
     (Cost $61,141)                                  79,452
                                                   --------
REGISTERED INVESTMENT COMPANIES (30.5%)
   iShares(R) Russell 2000(R) Growth
     Index Fund                        74,574         4,262
   iShares(R)Russell 2000(R)
     Index Fund                        35,140         3,707
   Northern Institutional Liquid
     Asset Portfolio (A)           18,726,120        18,726
                                                   --------
Total Registered Investment Companies
     (Cost $25,550)                                  26,695
                                                   --------

-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
WARRANTS (0.0%)
   Imperial Credit Industries,
     Expire 01/30/08++                 17,236      $     --
                                                   --------
Total Warrants
     (Cost $0)                                           --
                                                   --------
Total Investments (121.3%)
     (Cost $86,691)                                 106,147
                                                   --------
Other Assets and Liabilities, Net (-21.3%)          (18,627)
                                                   --------
Total Net Assets (100.0%)                          $ 87,520
                                                   ========
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                            $106,147
   Receivable for investment securities sold          2,406
   Other assets                                         274
                                                   --------
Total Assets                                        108,827
                                                   --------
Liabilities
   Payable for collateral on securities loaned       18,726
   Investment advisory fee payable                       45
   Administration fee payable                             6
   Shareholder servicing fee payable                     18
   Payable for investment securites purchased         2,478
   Accrued expenses and other liabilities                34
                                                   --------
Total Liabilities                                    21,307
                                                   --------
Total Net Assets                                   $ 87,520
                                                   ========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 6,350,639
   outstanding shares of beneficial interest       $ 81,103
Accumulated net realized loss on investments        (13,039)
Net unrealized appreciation on investments           19,456
                                                   --------
Total Net Assets                                   $ 87,520
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share                                   $13.78
                                                     ======
  * NON-INCOME PRODUCING SECURITY.
  + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2003 (SEE NOTE 9 IN
    NOTES TO FINANCIAL STATEMENTS).
++ SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN.
CL -- CLASS

AMOUNTS DESIGNATED AS "--" ROUND TO $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------





FAMILY HERITAGE(R) FUND
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (93.8%)
APPAREL/TEXTILES (2.0%)
   Nike, Cl B                          22,808      $  1,457
                                                   --------
BANKS (7.3%)
   Commerce Bancshares                 47,616         2,280
   Irwin Financial+                    56,760         1,591
   Northern Trust                      31,748         1,475
                                                   --------
                                                      5,346
                                                   --------
BIOTECHNOLOGY (0.5%)
   Albany Molecular Research*+         27,380           402
                                                   --------
CHEMICALS (1.6%)
   Sigma-Aldrich+                      22,246         1,167
                                                   --------
COMPUTER HARDWARE (4.5%)
   Dell*                               35,296         1,275
   Hewlett-Packard                     91,930         2,051
                                                   --------
                                                      3,326
                                                   --------
COMPUTER SOFTWARE (6.0%)
   Microsoft                          127,940         3,346
   Oracle*                             91,600         1,096
                                                   --------
                                                      4,442
                                                   --------
CONSTRUCTION (1.1%)
   Toll Brothers*                      22,530           830
                                                   --------
DEFENSE & AEROSPACE (1.9%)
   General Dynamics                    16,716         1,399
                                                   --------
DEPARTMENT STORES (4.3%)
   Wal-Mart Stores                     53,081         3,129
                                                   --------
DRUGS (7.0%)
   Eli Lilly                           47,325         3,153
   King Pharmaceuticals*               33,000           442
   Medicis Pharmaceutical, Cl A+       24,660         1,562
                                                   --------
                                                      5,157
                                                   --------
ELECTRONIC EQUIPMENT (3.1%)
   Danaher                             10,480           868
   Qualcomm                            30,340         1,441
                                                   --------
                                                      2,309
                                                   --------
ENERGY RESERVES (3.8%)
   Kerr-McGee                          24,570         1,020
   Vintage Petroleum                   49,989           577
   Westport Resources*                 50,888         1,218
                                                   --------
                                                      2,815
                                                   --------
FINANCIAL SERVICES (3.3%)
   Financial Federal*+                 27,130           910
   MBNA                                62,165         1,539
                                                   --------
                                                      2,449
                                                   --------

-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
FOOD & BEVERAGE (3.8%)
   JM Smucker                          35,667      $  1,561
   WM Wrigley Jr                       21,659         1,222
                                                   --------
                                                      2,783
                                                   --------
HEAVY ELECTRICAL EQUIPMENT (1.5%)
   Molex, Cl A                         41,875         1,110
                                                   --------
HOME PRODUCTS (2.2%)
   Estee Lauder, Cl A                  20,075           751
   Lancaster Colony                    21,522           855
                                                   --------
                                                      1,606
                                                   --------
HOTELS (0.6%)
   Marriott International, Cl A        10,679           461
                                                   --------
INDUSTRIAL PARTS (1.9%)
   Illinois Tool Works                 14,742         1,084
   WW Grainger                          6,993           320
                                                   --------
                                                      1,404
                                                   --------
INDUSTRIAL SERVICES (0.7%)
   United Rentals*                     29,001           505
                                                   --------
INFORMATION SERVICES (2.0%)
   Paychex                             38,520         1,499
                                                   --------
INTERNET SERVICES (1.6%)
   Yahoo*                              26,220         1,146
                                                   --------
LEISURE (2.7%)
   Carnival                            34,628         1,209
   International Speedway, Cl A        17,337           738
                                                   --------
                                                      1,947
                                                   --------
MEDIA (3.3%)
   COX Communications, Cl A*           40,473         1,379
   Viacom, Cl B                        25,316         1,009
                                                   --------
                                                      2,388
                                                   --------
MEDICAL PRODUCTS (3.5%)
   Hillenbrand Industries              11,472           683
   Stryker                             23,525         1,908
                                                   --------
                                                      2,591
                                                   --------
MEDICAL SERVICES (1.7%)
   Universal Health Services, Cl B*+   26,800         1,261
                                                   --------
METALS & MINING (1.0%)
   Worthington Industries+             48,690           710
                                                   --------
MOTOR VEHICLES & PARTS (1.1%)
   American Axle &
     Manufacturing Holdings*           23,677           819
                                                   --------
OIL SERVICES (0.9%)
   Global Industries*                 141,374           653
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



FAMILY HERITAGE(R) FUND--CONCLUDED
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE (6.2%)
   Berkshire Hathaway, Cl B*              906      $  2,349
   Erie Indemnity, Cl A                23,685           947
   Philadelphia Consolidated
     Holding*+                          9,941           469
   Progressive                         10,509           775
                                                   --------
                                                      4,540
                                                   --------
REAL ESTATE INVESTMENT TRUSTS (1.5%)
   SL Green Realty                     30,730         1,111
                                                   --------
SECURITIES & ASSET MANAGEMENT (1.3%)
   Federated Investors, Cl B           33,840           936
                                                   --------
SEMICONDUCTORS (3.3%)
   Marvell Technology Group Ltd.*      28,801         1,264
   Vishay Intertechnology*+            60,121         1,127
                                                   --------
                                                      2,391
                                                   --------
SPECIALTY RETAIL (1.6%)
   Fastenal                            26,304         1,170
                                                   --------
THRIFTS (3.2%)
   Flagstar Bancorp+                  106,694         2,379
                                                   --------
TRUCK, SEA & AIR FREIGHT (1.2%)
   Werner Enterprises                  47,582           858
                                                   --------
WIRELESS TELECOMMUNICATIONS (0.6%)
   Telephone & Data Systems             6,795           425
                                                   --------
Total Common Stock
     (Cost $67,765)                                  68,921
                                                   --------
REGISTERED INVESTMENT COMPANIES (16.5%)
   iShares(R) Dow Jones US
     Telecommunications
     Sector Index Fund                 59,488         1,198
   iShares(R) Dow Jones US Utilities
     Sector Index Fund                 37,560         2,043
   Northern Institutional
     Liquid Asset Portfolio (A)     8,865,027         8,865
                                                   --------
Total Registered Investment Companies
     (Cost $12,674)                                  12,106
                                                   --------
UNIT INVESTMENT TRUST (1.8%)
   Financial Select Sector
     SPDR Fund+                        49,870         1,355
                                                   --------
Total Unit Investment Trust
     (Cost $1,096)                                    1,355
                                                   --------
Total Investments (112.1%)
     (Cost $81,535)                                  82,382
                                                   --------

-------------------------------------------------------------

                                                  VALUE (000)
-------------------------------------------------------------
Other Assets and Liabilities, Net (-12.1%)         $ (8,892)
                                                   --------
Total Net Assets (100.0%)                          $ 73,490
                                                   ========
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                            $ 82,382
   Other assets                                          69
                                                   --------
Total Assets                                         82,451
                                                   --------
Liabilities
   Payable for collateral on securities loaned        8,865
   Investment advisory fee payable                       48
   Administration fee payable                             6
   Shareholder servicing fee payable                     15
   Accrued expenses and other liabilities                27
                                                   --------
Total Liabilities                                     8,961
                                                   --------
Total Net Assets                                   $ 73,490
                                                   ========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 8,590,824
   outstanding shares of beneficial interest       $ 85,636
Undistributed net investment income                      39
Accumulated net realized loss on investments        (13,032)
Net unrealized appreciation on investments              847
                                                   --------
Total Net Assets                                   $ 73,490
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share                                    $8.55
                                                      =====
  * NON-INCOME PRODUCING SECURITY.
  + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2003 (SEE NOTE 9 IN
    NOTES TO FINANCIAL STATEMENTS).
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN.
CL -- CLASS
LTD. -- LIMITED
SPDR -- STANDARD & POOR'S DEPOSITARY RECEIPT




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------





INTERNATIONAL EQUITY FUND
--------------------------------------------------------------

                                       SHARES      VALUE (000)
--------------------------------------------------------------
COMMON STOCK (95.3%)
AUSTRALIA (1.9%)
   AMP Ltd.                            37,380      $    174
   BHP Billiton                       156,406         1,301
   National Australia Bank Ltd.         7,700           167
   Santos                              58,500           254
                                                   --------
                                                      1,896
                                                   --------
BELGIUM (0.7%)
   Dexia                               20,300           320
   Fortis                              22,300           396
   Fortis Bank Nederland Holding*       3,125            --
                                                   --------
                                                        716
                                                   --------
BRAZIL (1.2%)
   Banco Itau Holding Financeira ADR   22,667           926
   Petroleo Brasileiro ADR              5,000           118
   Telecomunicacoes Brasileiras ADR     3,200           110
                                                   --------
                                                      1,154
                                                   --------
CANADA (0.6%)
   Quebecor World                      18,800           321
   Sobeys                               9,700           229
                                                   --------
                                                        550
                                                   --------
CHINA (0.8%)
   China Mobile (Hong Kong)            63,592           181
   Lianhua Supermarket Holdings*      170,000           166
   People's Food Holdings             438,000           279
   Shandong International Power
     Development, Cl H                508,400           165
                                                   --------
                                                        791
                                                   --------
CROATIA (0.1%)
   Pliva D.D. GDR 144a                  6,000            89
                                                   --------
FINLAND (0.6%)
   Nokia ADR                           12,500           212
   Sampo, Cl A                         23,300           196
   UPM-Kymmene                          9,000           168
                                                   --------
                                                        576
                                                   --------
FRANCE (9.9%)
   Accor                               11,697           460
   Aventis                             16,000           847
   AXA                                 24,500           464
   BNP Paribas                          3,150           166
   Cap Gemini*                          8,200           413
   Carrefour                            8,702           457
   Club Mediterranee*                  13,800           522
   France Telecom*                     17,389           421
   L'Oreal                              4,182           309
   Lafarge                              4,400           315
   Michelin, Cl B                       5,150           202
   Pernod-Ricard                        4,792           462
   Pinault-Printemps-Redoute+           5,426           553
   Renault                             11,500           761
   Rhodia                              53,000           268


--------------------------------------------------------------

                                       SHARES      VALUE (000)
--------------------------------------------------------------
   Schneider Electric                   3,354      $    196
   Societe Assurances Generales
     de France                          2,300           121
   Technip                             10,300         1,018
   Thomson                             16,500           348
   Total                                7,262         1,129
   Valeo                                7,304           273
                                                   --------
                                                      9,705
                                                   --------
GERMANY (7.2%)
   Adidas-Salomon                       3,337           309
   Allianz                             11,399         1,222
   Arcelor                             11,600           165
   Bayerische Motoren Werke             3,310           133
   Celanese                             6,900           240
   Continental                         14,400           489
   Deutsche Bank                        2,900           191
   Deutsche Boerse                      2,717           151
   Deutsche Lufthansa                   8,800           138
   Deutsche Post                       12,500           240
   E.ON                                 7,800           394
   Fresenius Medical Care              14,500           827
   KarstadtQuelle                       7,800           194
   Rhoen Klinikum                       2,100           106
   Schering                            10,800           504
   Siemens                             12,383           835
   Volkswagen                          18,609           939
                                                   --------
                                                      7,077
                                                   --------
GREECE (0.3%)
   Hellenic Telecommunications
     Organization                      24,400           273
                                                   --------
GUERNSEY (1.2%)
   Amdocs Ltd.*                        53,400         1,146
                                                   --------
HONG KONG (3.5%)
   Bank of East Asia                   34,098           102
   Cafe de Coral Holdings             192,000           173
   Glorious Sun Enterprises           820,000           253
   Hung Hing Printing Group           412,000           340
   Hutchison Whampoa                   59,000           458
   MTR                                 68,818            93
   Sun Hung Kai Properties             65,000           550
   Swire Pacific, Cl A                 55,000           336
   Techtronic Industries              150,000           413
   TPV Technology                     430,000           226
   Yue Yuen Industrial Holdings       170,000           482
                                                   --------
                                                      3,426
                                                   --------
HUNGARY (0.2%)
   Matav                               25,000            90
   Matav ADR                            5,000            91
                                                   --------
                                                        181
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



INTERNATIONAL EQUITY FUND--CONTINUED

--------------------------------------------------------------

                                       SHARES      VALUE (000)
--------------------------------------------------------------
INDIA (0.4%)
   Hindalco Industries GDR 144a         8,100      $    200
   Mahanagar Telephone Nigam ADR       29,700           144
   Reliance Industries GDR 144a         3,100            74
                                                   --------
                                                        418
                                                   --------
INDONESIA (0.4%)
   Gudang Garam                       103,500           160
   Indonesian Satellite               133,500           188
                                                   --------
                                                        348
                                                   --------
IRELAND (0.6%)
   Bank of Ireland                     35,600           442
   Ryanair Holdings ADR*                3,000           155
                                                   --------
                                                        597
                                                   --------
ISRAEL (0.7%)
   Orbotech*                           28,900           686
                                                   --------
ITALY (3.2%)
   Banca Intesa+                      185,815           626
   Banche Popolari Unite Scrl*          4,050            62
   ENI-Ente Nazionale Idrocarburi      63,190         1,003
   Fiat*+                              37,598           295
   Finmeccanica                       390,000           278
   Mediaset                            61,884           625
   Sanpaolo IMI                         8,100            91
   UniCredito Italiano                 35,000           173
                                                   --------
                                                      3,153
                                                   --------
JAPAN (20.9%)
   77 Bank                             37,000           194
   Aiful                                3,800           240
   Bridgestone                         34,000           445
   Canon                               13,000           629
   Credit Saison                       22,900           479
   Daiwa Securities Group              95,000           695
   Denso                               21,000           398
   Dentsu                                 114           513
   Eisai                               12,300           289
   Fuji Heavy Industries               33,000           150
   Fuji Machine Manufacturing           3,400            45
   Fuji Photo Film                      8,000           236
   Fujirebio                           51,000           537
   Funai Electric                       1,150           153
   Honda Motor                         18,800           742
   Ito-Yokado                          11,000           404
   Kao                                 15,000           308
   Kirin Brewery                       40,000           320
   Lawson                               7,300           279
   Mabuchi Motor                        3,600           274
   Matsumotokiyoshi                     4,900           246
   Matsushita Electric Industrial      57,000           751
   Meitec                              18,100           647
   Millea Holdings                        100         1,192
   Minebea                             46,000           262
   Mitsubishi Estate                   65,000           623
   Mitsubishi Tokyo Financial Group        60           431


--------------------------------------------------------------

                                       SHARES      VALUE (000)
--------------------------------------------------------------

   Murata Manufacturing                 4,800      $    273
   Nippon Express                      70,000           316
   Nippon Telegraph & Telephone            42           188
   Nipponkoa Insurance                174,000           839
   Nissan Motor                        77,800           872
   NTT DoCoMo                             118           255
   ORIX                                 4,348           366
   Rinnai                              10,300           246
   Rohm                                 3,050           411
   Sekisui House                       15,000           147
   Seven-Eleven Japan                  11,000           348
   SFCG                                 1,500           219
   Shin-Etsu Chemical                  14,800           551
   Shiseido                            11,000           115
   Skylark                             14,300           236
   Sumitomo Bakelite                   21,000           129
   Sumitomo Chemical                   37,500           140
   Takeda Chemical Industries           8,700           308
   Takefuji                             9,900           586
   TDK                                  9,100           596
   Tokyo Electron                       3,700           265
   Toyota Motor                         5,600           159
   Yamada Denki                        19,200           611
   Yamaguchi Bank                      52,000           435
   Yamaha Motor                        27,000           306
                                                   --------
                                                     20,399
                                                   --------
MALAYSIA (0.3%)
   Malayan Banking                     29,800            80
   Resorts World                       29,000            84
   Sime Darby                         107,000           158
                                                   --------
                                                        322
                                                   --------
MEXICO (2.2%)
   Cemex ADR                           25,340           608
   Coca-Cola Femsa ADR*                22,900           463
   Grupo Televisa                       3,861           150
   Kimberly-Clark de Mexico, Cl A      63,300           153
   Telefonos de Mexico ADR             19,800           637
   Wal-Mart de Mexico, Ser V           47,178           132
                                                   --------
                                                      2,143
                                                   --------
NETHERLANDS (5.1%)
   ABN-AMRO Holding                    11,894           250
   Akzo Nobel                          29,400           930
   Buhrmann*                            6,800            61
   Heineken                             8,228           294
   Hunter Douglas                      18,645           698
   ING Groep                           15,700           326
   Philips Electronics ADR             10,300           276
   Royal Dutch Petroleum                3,600           160
   Royal KPN*                         103,841           789
   Vedior                               6,862            99
   VNU                                 26,397           804
   Wolters Kluwer                      17,763           250
                                                   --------
                                                      4,937
                                                   --------

--------------------------------------------------------------------------------




--------------------------------------------------------------

                                       SHARES      VALUE (000)
--------------------------------------------------------------
NEW ZEALAND (0.2%)
   Carter Holt Harvey                  30,200      $     34
   Telecom Corp of New Zealand         55,068           164
                                                   --------
                                                        198
                                                   --------
NORWAY (0.9%)
   Norsk Hydro                          3,600           203
   Royal Caribbean Cruises             15,700           470
   Statoil                             20,800           196
                                                   --------
                                                        869
                                                   --------
PORTUGAL (0.7%)
   Electricidade de Portugal          115,000           261
   Portugal Telecom                    55,600           467
                                                   --------
                                                        728
                                                   --------
SINGAPORE (1.8%)
   DBS Group Holdings                  79,300           651
   Flextronics International*          37,700           528
   MobileOne                           78,000            61
   United Overseas Bank                60,000           469
                                                   --------
                                                      1,709
                                                   --------
SOUTH AFRICA (0.7%)
   Nampak                              89,300           168
   Nedcor                              16,900           154
   Sasol                               17,000           222
   Tiger Brands                        15,100           161
                                                   --------
                                                        705
                                                   --------
SOUTH KOREA (2.8%)
   Daewoo Shipbuilding &
     Marine Engineering*                7,970           107
   Hyundai Motor                       10,040           335
   Kookmin Bank ADR+                   22,594           830
   Korea Electric Power                 2,300            44
   Korea Electric Power ADR            13,800           150
   KT ADR                               8,200           162
   POSCO ADR                            5,200           151
   Samsung Electronics                  1,586           630
   Shinsegae                              870           175
   SK Telecom ADR+                      6,615           130
                                                   --------
                                                      2,714
                                                   --------
SPAIN (2.6%)
   Acerinox                             3,079           134
   Antena 3 Television*                   391             3
   Banco Bilbao Vizcaya Argentaria     25,277           290
   Endesa                              25,100           398
   Repsol YPF                          34,200           596
   Telefonica                          89,640         1,115
                                                   --------
                                                      2,536
                                                   --------
SWEDEN (0.8%)
   Autoliv                              5,072           167
   Investor, Cl B                      22,400           201


--------------------------------------------------------------

                                       SHARES      VALUE (000)
--------------------------------------------------------------
   Nordea                              23,000      $    143
   Volvo, Cl B                         10,780           301
                                                   --------
                                                        812
                                                   --------
SWITZERLAND (3.2%)
   Adecco                               6,371           376
   Clariant*                           10,500           148
   Compagnie Financiere Richemont      14,474           326
   Credit Suisse Group                 23,093           814
   Mettler Toledo International*        3,400           130
   Nestle                               1,670           368
   Novartis                            12,100           461
   UBS                                  6,300           387
   Zurich Financial Services*           1,160           148
                                                   --------
                                                      3,158
                                                   --------
TAIWAN (1.8%)
   Cathay Financial Holding GDR 144a*  18,400           303
   Chunghwa Telecom ADR                20,900           324
   First Financial Holding GDR 144a*   23,837           320
   Taiwan Semiconductor ADR*           59,332           656
   United Microelectronics ADR*        35,764           188
                                                   --------
                                                      1,791
                                                   --------
THAILAND (0.2%)
   Bangkok Bank*                       42,400            99
   Kasikornbank*+                      72,200            81
                                                   --------
                                                        180
                                                   --------
UNITED KINGDOM (17.6%)
   Aegis Group                        463,200           784
   Allied Domecq                       67,000           448
   Anglo American                      35,836           733
   AstraZeneca                         13,610           639
   BAA                                 34,960           276
   BAE Systems                        180,418           560
   Barclays                            35,044           296
   BOC Group                           21,000           286
   BT Group                            86,900           274
   Bunzl                               34,288           268
   Cadbury Schweppes                   55,000           353
   Centrica                            63,100           198
   Diageo                              29,900           352
   GKN                                 80,000           375
   GlaxoSmithKline                     20,000           428
   HBOS                                16,095           187
   HSBC Holdings                       60,886           914
   Imperial Tobacco Group              27,343           453
   Intercontinental Hotels Group*      24,601           223
   J Sainsbury                         60,827           292
   Kesa Electricals*                   13,060            54
   Kingfisher                         172,641           828
   Lloyds TSB Group                    15,700           109
   Lonmin                              22,300           387
   Marks & Spencer Group               58,700           287
   Michael Page International         221,800           693

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



INTERNATIONAL EQUITY FUND--CONCLUDED
--------------------------------------------------------------

                                       SHARES      VALUE (000)
--------------------------------------------------------------
   Next                                17,062      $    342
   Northumbrian Water Group*           95,962           168
   Old Mutual                          86,000           149
   Pearson                             38,400           397
   Reed Elsevier                       64,820           504
   Rentokil Initial                    43,659           165
   Rexam                              121,200           884
   Rio Tinto                           33,300           807
   Royal Bank of Scotland Group        10,600           284
   Scottish & Southern Energy          23,600           246
   Shell Transport & Trading           66,700           417
   Shire Pharmaceuticals*              78,200           592
   Smith & Nephew                      39,081           311
   Vodafone Group                     356,470           749
   WPP Group                           54,000           515
                                                   --------
                                                     17,227
                                                   --------
Total Common Stock
     (Cost $77,255)                                  93,210
                                                   --------
PREFERRED STOCK (0.0%)
GERMANY (0.0%)
   Rhoen Klinikum                         700            34
                                                   --------
Total Preferred Stock
     (Cost $33)                                          34
                                                   --------
RIGHTS (0.0%)
   Amp Ltd.*++                         37,380             2
                                                   --------
Total Rights
     (Cost $0)                                            2
                                                   --------
REGISTERED INVESTMENT COMPANIES (11.0%)
   iShares(R) MSCI EAFE Index(R) Fund   8,000           997
   Northern Institutional Liquid
     Asset Portfolio (A)            9,783,089         9,783
                                                   --------
Total Registered Investment Companies
     (Cost $10,580)                                  10,780
                                                   --------
Total Investments (106.3%)
     (Cost $87,868)                                 104,026
                                                   --------
Other Assets and Liabilities, Net (-6.3%)            (6,209)
                                                   --------
Total Net Assets (100.0%)                          $ 97,817
                                                   ========


--------------------------------------------------------------

                                                   VALUE (000)
--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                            $104,026
   Cash                                               2,245
   Receivable for investment securities sold            953
   Other assets                                       1,056
                                                   --------
Total Assets                                        108,280
                                                   --------
Liabilities
   Payable for cash collateral on securities loaned   9,783
   Investment advisory fee payable                       50
   Administration fee payable                             7
   Shareholder servicing fee payable                     21
   Accrued expenses and other liabilities               602
                                                   --------
Total Liabilities                                    10,463
                                                   --------
Total Net Assets                                   $ 97,817
                                                   ========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 15,116,433
   outstanding shares of beneficial interest       $131,333
Undistributed net investment income                     898
Accumulated net realized loss on investments        (50,614)
Net unrealized appreciation on forward foreign
  currency contracts, foreign currencies and
  translation of other assets and liabilities
  denominated in foreign currencies                      42
Net unrealized appreciation on investments           16,158
                                                   --------
Total Net Assets                                   $ 97,817
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share                                    $6.47
                                                      =====
  * NON-INCOME PRODUCING SECURITY.
  + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2003 (SEE NOTE 9 IN
    NOTES TO FINANCIAL STATEMENTS).
 ++ SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION
    COMMITTEE OF THE BOARD OF TRUSTEES.
(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN.
ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
GDR -- GLOBAL DEPOSITARY RECEIPTS
LTD. -- LIMITED
SER -- SERIES




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------





TAXABLE BOND FUND
--------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)       VALUE (000)
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (16.0%)
   U.S. Treasury Bonds+
     8.750%, 05/15/17                  $  815       $ 1,135
     8.125%, 08/15/19                   1,627         2,183
     7.875%, 02/15/21                     615           812
     7.625%, 11/15/22                     913         1,186
     7.500%, 11/15/16                     830         1,050
     6.250%, 08/15/23                     500           564
                                                    -------
Total U.S. Treasury Obligations
     (Cost $6,217)                                    6,930
                                                    -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.9%)
   FHLB+
     4.875%, 11/15/06                   1,500         1,591
   FHLB, Ser XY07
     2.250%, 10/29/07                     500           501
   FHLMC
     6.250%, 03/05/12                   1,500         1,606
   FHLMC, Ser QB
     5.500%, 02/15/15                   1,452         1,484
   FNMA
     8.200%, 03/10/16                   1,000         1,306
     5.000%, 01/15/07                     500           533
   Tennessee Valley Authority, Ser B
     6.235%, 07/15/45                   1,175         1,209
                                                    -------
Total U.S. Government Agency Obligations
     (Cost $7,706)                                    8,230
                                                    -------
ASSET-BACKED SECURITIES (5.3%)
   American Express Credit Account,
     Ser 2000-1, Cl A
     7.200%, 09/17/07                     904           968
   Standard Credit Card Master Trust,
     Ser 1994-2, Cl A
     7.250%, 04/07/06                   1,199         1,337
                                                    -------
Total Asset-Backed Securities
     (Cost $2,146)                                    2,305
                                                    -------
CORPORATE BONDS (54.9%)
AUDIO/VIDEO PRODUCTS (2.9%)
   Harman International
     7.320%, 07/01/07                   1,143         1,266
                                                    -------
DIVERSIFIED MANUFACTURING (4.7%)
   Tyco International Group+
     7.000%, 06/15/28                   2,000         2,030
                                                    -------
DRUGS (2.4%)
   Bristol-Myers Squibb
     4.750%, 10/01/06                   1,000         1,055
                                                    -------
ELECTRICAL SERVICES (2.5%)
   Florida Power & Light+
     6.875%, 12/01/05                   1,000         1,092
                                                    -------


--------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)       VALUE (000)
--------------------------------------------------------------
FINANCIAL SERVICES (22.5%)
   Associates MTN
     7.580%, 04/12/04                  $1,360       $ 1,397
   Block Financial
     8.500%, 04/15/07                     195           226
   CIT Group+
     7.750%, 04/02/12                   1,000         1,167
     5.750%, 09/25/07                     700           754
   Ford Motor Credit
     7.600%, 08/01/05+                    600           636
     7.375%, 10/28/09                     904           935
   General Motors Acceptance Corp.
     6.875%, 09/15/11                   1,537         1,586
   Heller Financial
     7.375%, 11/01/09                     500           585
   Household Finance
     5.875%, 02/01/09                     904           977
   Lehman Brothers Holdings
     7.000%, 02/01/08                   1,316         1,483
                                                    -------
                                                      9,746
                                                    -------
FOOD & BEVERAGE (1.9%)
   Heinz
     6.000%, 03/15/08                     750           822
                                                    -------
INSURANCE (2.5%)
   St. Paul Companies
     8.125%, 04/15/10                     904         1,090
                                                    -------
MISCELLANEOUS MANUFACTURING (2.9%)
   Honeywell International+
     7.500%, 03/01/10                   1,052         1,236
                                                    -------
OIL EXPLORATION & PRODUCTION (2.5%)
   Burlington Resources Finance
     5.600%, 12/01/06                   1,000         1,086
                                                    -------
OIL SERVICES (2.3%)
   BP Capital Markets PLC
     2.625%, 03/15/07                   1,000           995
                                                    -------
REAL ESTATE (1.0%)
   Colonial Realty
     8.050%, 07/15/06                     400           446
                                                    -------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
   Kimco Realty, Ser B MTN
     7.620%, 10/20/04                     465           491
                                                    -------
SECURITY BROKERAGE/DEALERS (1.7%)
   Merrill Lynch, Ser P MTN
     4.000%, 09/15/08                     750           750
                                                    -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



TAXABLE BOND FUND--CONCLUDED
--------------------------------------------------------------
                                    SHARES/FACE
                                   AMOUNT (000)    VALUE (000)
--------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS (4.0%)
   AT&T
     8.350%, 01/15/25                  $  555       $   588
   Verizon Communications
     7.510%, 04/01/09                   1,000         1,146
                                                    -------
                                                      1,734
                                                    -------
Total Corporate Bonds
     (Cost $22,321)                                  23,839
                                                    -------
REGISTERED INVESTMENT COMPANY (12.5%)
   Northern Institutional Liquid
     Asset Portfolio (A)            5,437,114         5,437
                                                    -------
Total Registered Investment Company
     (Cost $5,437)                                    5,437
                                                    -------
Total Investments (107.6%)
     (Cost $43,827)                                  46,741
                                                    -------
Other Assets and Liabilities, Net (-7.6%)            (3,309)
                                                    -------
Total Net Assets (100.0%)                           $43,432
                                                    =======
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                             $46,741
   Cash                                               1,704
   Interest Receivable                                  584
   Other assets                                          33
                                                    -------
Total Assets                                         49,062
                                                    -------
Liabilities
   Payable for cash collateral on securities loaned   5,437
   Investment advisory fee payable                        6
   Administration fee payable                             6
   Shareholder servicing fee payable                      9
   Accrued expenses and other liabilities               172
                                                    -------
Total Liabilities                                     5,630
                                                    -------
Total Net Assets                                    $43,432
                                                    =======

--------------------------------------------------------------

                                                   VALUE (000)
--------------------------------------------------------------
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 4,048,053
   outstanding shares of beneficial interest        $41,713
Accumulated net realized loss on investments         (1,195)
Net unrealized appreciation on investments            2,914
                                                    -------
Total Net Assets                                    $43,432
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.73
                                                     ======

  + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2003 (SEE NOTE 9 IN
    NOTES TO FINANCIAL STATEMENTS).

(A) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN.
CL -- CLASS
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE COMPANY
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
PLC -- PUBLIC LIMITED COMPANY
SER -- SERIES

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------





TAX-EXEMPT BOND FUND
--------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)      VALUE (000)
--------------------------------------------------------------
MUNICIPAL BONDS (97.2%)
ALABAMA (0.9%)
   Bessemer RB, AMBAC
     5.600%, 02/01/30                  $1,000      $  1,056
                                                   --------
ARIZONA (1.4%)
   Pima County, School District GO,
     FGIC, Callable 07/01/04 @ 101
     5.875%, 07/01/14                   1,500         1,556
                                                   --------
CALIFORNIA (5.7%)
   Community College Finance Authority
     RB, Mission Community College,
     MBIA, Callable 05/01/07 @ 102
     5.500%, 05/01/17                   1,000         1,097
   Health Facilities Financing Authority
     RB, St. Francis Memorial Hospital,
     Ser C, ETM
     5.875%, 11/01/23                   2,000         2,361
   San Jose, Liberty Parks and Public
     Safety Projects GO,
     Callable 9/1/12 @ 100
     5.000%, 09/01/17                   1,000         1,061
   Stockton Housing Facility RB,
     O'Connor Woods Project, Ser A,
     ETM, GNMA, Callable 12/08/03 @ 102
     5.200%, 09/20/09                     790           807
   University of California RB,
     Multi-Purpose Projects, Ser F,
     FGIC, Callable 09/01/06 @ 101
     5.000%, 09/01/12                   1,000         1,079
                                                   --------
                                                      6,405
                                                   --------
DELAWARE (1.0%)
   Delaware State, Economic Development
     Authority, Pollution Control RB,
     Delmarva Power, AMBAC
     4.900%, 05/01/26                   1,000         1,079
                                                   --------
DISTRICT OF COLUMBIA (1.2%)
   District of Columbia RB,
     Howard University Project, MBIA
     5.500%, 10/01/16                   1,000         1,137
   Washington D.C., Convention
     Center Authority RB, Dedicated
     Tax Revenue, Senior Lien, AMBAC
     5.250%, 10/01/09                     200           223
                                                   --------
                                                      1,360
                                                   --------
FLORIDA (1.4%)
   Tampa Water & Sewer Revenue
     RB, Pre-refunded 10/01/09 @ 101
     5.500%, 10/01/29                   1,300         1,509
                                                   --------


--------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)      VALUE (000)
--------------------------------------------------------------
GEORGIA (2.2%)
   Henry County, Water &
     Sewer Authority RB, AMBAC
     6.150%, 02/01/20                  $2,000      $  2,400
                                                   --------
HAWAII (4.3%)
   Honolulu, City & County GO,
     Ser B, ETM
     8.000%, 10/01/10                   1,680         2,192
   University of Hawaii RB, Ser A,
     FGIC, Callable 07/15/12 @ 100
     5.500%, 07/15/21                   2,385         2,566
                                                   --------
                                                      4,758
                                                   --------
ILLINOIS (11.2%)
   Chicago GO, FGIC,
     Callable 01/01/08 @ 102
     5.500%, 01/01/21                   1,500         1,613
   Chicago, Board of Education GO,
     School Reform Board, Ser A, FGIC
     5.250%, 12/01/20                   1,000         1,094
   Chicago, O'Hare International
     Airport RB, 2nd Lien, Ser C, MBIA
     4.900%, 01/01/07                   1,000         1,025
   Chicago, Park District GO,
     Aquarium & Museum Project,
     FGIC, Callable 01/01/08 @ 100
     5.500%, 01/01/10                   1,000         1,115
   Health Facilities Authority RB,
     Hospital Sisters Services Project,
     Ser A, MBIA, Callable 06/01/08
     @ 101
     5.250%, 06/01/12                   1,000         1,077
   Metropolitan Pier & Exposition
     Authority RB, Illinois Dedicated
     State Tax Revenue, AMBAC
     5.125%, 06/01/13                   1,200         1,289
   Metropolitan Pier & Exposition
     Authority RB, Illinois Dedicated
     State Tax Revenue, FGIC
     5.500%, 12/15/23                     500           550
   Metropolitan Pier & Exposition
     Authority RB, Illinois Dedicated
     State Tax Revenue, FGIC, ETM
     5.500%, 12/15/23                     500           560
   Regional Transportation Authority
     GO, FSA
     5.750%, 06/01/23                   1,500         1,696
   Southern Illinois University RB,
     Medical Facilities System Project,
     MBIA, Callable 04/01/07 @ 102
     5.875%, 04/01/23                   1,000         1,096
   Will County, Illinois Community
     School District GO, FSA
     5.230%, 11/01/12                   2,000         1,368
                                                   --------
                                                     12,483
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



TAX-EXEMPT BOND FUND--CONTINUED
--------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)       VALUE (000)
--------------------------------------------------------------
INDIANA (2.1%)
   Indianapolis, Public Improvement
     Authority RB, Ser A,
     Callable 01/01/10 @ 101
     6.000%, 01/01/25                  $1,000      $  1,111
   Transportation Finance Authority
     RB, Ser A, MBIA
     6.800%, 12/01/16                   1,000         1,230
                                                   --------
                                                      2,341
                                                   --------
KANSAS (4.0%)
   Burlington, Pollution Control
     Authority RB, Kansas Gas &
     Electric Project, MBIA,
     Callable 11/20/03 @ 101
     7.000%, 06/01/31                   1,000         1,040
   Kansas State, Department
     Transportation Highway RB,
     Ser A, Callable 09/01/10 @ 100
     5.750%, 09/01/12                   3,000         3,422
                                                   --------
                                                      4,462
                                                   --------
LOUISIANA (3.2%)
   New Orleans GO, FGIC
     5.500%, 12/01/17                   1,000         1,147
   Public Facilities Authority RB,
     Franciscan Missionaries Project,
     Ser A, FSA
     5.500%, 07/01/11                   2,115         2,393
                                                   --------
                                                      3,540
                                                   --------
MASSACHUSETTS (5.9%)
   State Health & Educational
     Facilities RB, Ser L
     5.250%, 07/01/33                   1,000         1,081
   State Housing Finance Agency RB,
     Ser B, MBIA, Callable 06/01/08
     @ 101
     5.300%, 12/01/17                   1,000         1,031
   State Special Obligation RB,
     Consolidated Loan, Ser A,
     Callable 06/01/08 @ 101
     5.000%, 06/01/15                      70            74
   State Special Obligation RB,
     Consolidated Loan, Ser A,
     Pre-refunded 06/01/08 @ 101
     5.000%, 06/01/15                     930         1,024
   State Turnpike Authority RB,
     Ser A, ETM, FGIC
     5.125%, 01/01/23                   2,000         2,157
   State Water Resources Authority RB,
     Ser D, MBIA, GOA
     6.000%, 08/01/14                   1,060         1,252
                                                   --------
                                                      6,619
                                                   --------

--------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)       VALUE (000)
--------------------------------------------------------------
MICHIGAN (3.1%)
   Parchment, School District GO, MBIA
     5.000%, 05/01/25                  $1,000      $  1,035
   State Building Authority RB,
     Facilities Program, Ser I, AMBAC
     5.500%, 10/01/05                   1,000         1,078
   State Hospital Finance Authority RB,
     Genesys Health System Project,
     Ser A, Pre-refunded 10/01/05 @ 102
     8.100%, 10/01/13                   1,175         1,344
                                                   --------
                                                      3,457
                                                   --------
MISSISSIPPI (0.9%)
   Developing Bank RB, Capital Project
     & Equipment Acquisition,
     Ser A2, AMBAC
     5.000%, 07/01/24                   1,000         1,035
                                                   --------
NEVADA (4.5%)
   Clark County, Industrial Development
     Nevada Power RB, AMBAC,
     Callable 11/20/03 @ 102
     7.200%, 10/01/22                   2,000         2,102
   Las Vegas, New Convention
     & Visitors Center RB, AMBAC,
     Callable 07/01/09 @ 101
     6.000%, 07/01/13                   2,500         2,900
                                                   --------
                                                      5,002
                                                   --------
NEW JERSEY (0.7%)
   New Jersey State, GO, Ser D
     6.000%, 02/15/11                     150           175
   New Jersey State, Transportation
     System RB
     5.625%, 06/15/14                     500           569
                                                   --------
                                                        744
                                                   --------
NEW MEXICO (1.6%)
   Santa Fe County RB, Correctional
     Facilities Project
     6.000%, 02/01/27                   1,500         1,760
                                                   --------
NEW YORK (6.3%)
   Nassau County, Comb Sewer
     Districts GO, Ser F, MBIA
     5.300%, 07/01/06                     250           273
   New York City, Municipal
     Assistance Authority RB, Ser G
     6.000%, 07/01/07                   1,800         2,048
   New York City, Municipal Water
     & Sewer Authority RB,
     Ser A, Pre-refunded 06/15/05 @ 101
     6.000%, 06/15/25                     190           206

--------------------------------------------------------------------------------




-------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------
   New York City, Transitional
     Finance Authority RB, Ser A,
     Callable 11/01/11 @ 100
     5.500%, 11/01/26                  $2,000      $  2,250
   New York City, Transportation
     Authority RB, Livingston
     Plaza Project, ETM, FSA
     5.400%, 01/01/18                   1,000         1,110
   New York State, Mortgage Agency RB,
     Homeowner Mortgage, Ser 80,
     Callable 03/01/09 @ 101
     5.100%, 10/01/17                   1,000         1,026
   New York State, Power Authority
     Revenue & General Purpose RB,
     Ser W, ETM
     6.700%, 01/01/04                     100           101
                                                   --------
                                                      7,014
                                                   --------
NORTH CAROLINA (3.9%)
   Charlotte, Water & Sewer
     Authority RB,
     Callable 06/01/10 @101
     5.125%, 06/01/13                   1,000         1,091
   North Carolina State,
     Eastern Municipal
     Power Authority RB,
     Ser B, AMBAC,
     Callable 01/01/06 @ 102
     5.125%, 01/01/12                   2,000         2,167
   North Carolina State,
     Eastern Municipal
     Power Authority RB,
     Ser B, MBIA,
     Callable 01/01/07 @ 102
     5.800%, 01/01/16                   1,000         1,118
                                                   --------
                                                      4,376
                                                   --------
OKLAHOMA (4.6%)
   Oklahoma City, Water Utilities
     Authority RB, Ser A,
     Callable 07/01/09 @ 100
     5.000%, 07/01/24                   3,000         3,025
   Oklahoma State, Health Systems
     Industries Authority RB,
     Integris Baptist Project, Ser D,
     AMBAC, Callable 08/15/06 @ 102
     5.000%, 08/15/14                   2,000         2,117
                                                   --------
                                                      5,142
                                                   --------
PENNSYLVANIA (10.2%)
   Allegheny County, Pittsburgh
     International Airport RB, Ser B,
     MBIA, Callable 01/01/08 @ 101
     5.000%, 01/01/17                   2,000         2,061
   Derry Township, Industrial &
     Commercial Development RB,
     Arena Project, Ser A
     5.375%, 11/01/30                   1,700         1,802


-------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------
   Pennsylvania State,
     Finance Authority RB,
     Municipal Capital Improvements
     Program, Callable 11/01/03 @ 102
     6.600%, 11/01/09                  $1,285       $ 1,311
   Pennsylvania State, Higher
     Educational Facilities
     Authority RB,
     Saint Joseph's University,
     Callable 05/01/06 @ 100
     5.000%, 05/01/11                   1,500         1,545
   Philadelphia, Authority for
     Industrial Development Lease
     Revenue RB, Ser B, FSA,
     Callable 10/01/11 @ 101
     5.500%, 10/01/12                   1,500         1,704
   Philadelphia, Hospital
     & Higher Education
     Authority RB, Presbyterian
     Medical Center Project, ETM
     6.500%, 12/01/11                   1,300         1,519
   Philadelphia, Water &
     Waste Water RB, FGIC
     10.000%, 06/15/05                    700           796
   Philadelphia, Water &
     Waste Water RB, MBIA
     6.250%, 08/01/09                     525           620
                                                   --------
                                                     11,358
                                                   --------
RHODE ISLAND (1.1%)
   Rhode Island State, Depositors
     Economic Protection Authority RB,
     Special Obligation, Ser A, ETM
     6.375%, 08/01/22                   1,000         1,220
                                                   --------
SOUTH CAROLINA (2.0%)
   Piedmont, Municipal Power Agency
     Authority RB, South Carolina
     Electric Project, MBIA, ETM
     6.250%, 01/01/09                   1,000         1,175
   Spartanburg County, School District
     GO, No. 007, SCSDE,
     Callable 03/01/17 @ 100
     5.000%, 03/01/18                   1,000         1,067
                                                   --------
                                                      2,242
                                                   --------
TEXAS (8.1%)
   Duncanville Texas, Independent
     School District, GO, PSF-GTD,
     Callable 02/15/2013 @ 100 (A)
     5.650%, 02/15/28                   1,350         1,437
   Fort Worth, Texas Water & Sewer RB,
     Callable 02/15/12 @ 100
     5.625%, 02/15/15                   1,000         1,123

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



TAX-EXEMPT BOND FUND--CONCLUDED

-------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------
   Fort Worth, Texas Water & Sewer RB,
     Callable 08/15/10 @ 100
     5.750%, 02/15/14                  $2,000      $  2,275
   Harris County, Healthcare
     Facilities Development
     Authority RB,
     Christus Health Project, Ser A,
     MBIA, Callable 07/01/09 @ 101
     5.375%, 07/01/24                   1,850         1,908
   Harris County, Healthcare
     Facilities Development
     Authority RB,
     Hermann Hospital Project,
     MBIA, Pre-refunded 10/01/04 @ 101
     6.375%, 10/01/24                   1,000         1,057
   Houston, Water & Sewer Systems
     Authority RB, Junior Lien, Ser C,
     FGIC, Callable 12/01/07 @ 101
     5.375%, 12/01/27                   1,140         1,176
                                                   --------
                                                      8,976
                                                   --------
VIRGINIA (1.8%)
   Virginia State, College Building
     Authority RB, Ser A,
     Callable 09/01/11 @ 100
     5.000%, 09/01/26                   1,000         1,011
   Virginia State, Housing
     Development Authority RB,
     Ser B, Callable 07/01/10 @ 100
     5.500%, 01/01/16                   1,000         1,045
                                                   --------
                                                      2,056
                                                   --------
WASHINGTON (2.9%)
   Central Puget Sound, Regional
     Transportation Authority RB,
     Sales Tax & Motor Project, FGIC
     5.250%, 02/01/21                   1,000         1,088
   Clark County, School District
     No. 177 GO, AMBAC
     5.250%, 12/01/14                   1,000         1,119
   Washington State GO, Ser B,
     Pre-refunded 05/01/04 @ 100
     5.750%, 05/01/10                      20            21
   Washington State, Public Power
     Supply Systems RB, Ser A,
     MBIA, Callable 07/01/04 @ 102
     5.000%, 07/01/09                   1,000         1,043
                                                   --------
                                                      3,271
                                                   --------


-------------------------------------------------------------
                                  SHARES/FACE
                                  AMOUNT (000)    VALUE (000)
-------------------------------------------------------------
WISCONSIN (1.0%)
   Milwaukee County GO, Ser A,
     MBIA, Callable 10/01/07 @ 100
     5.250%, 10/01/08                  $1,000      $  1,120
                                                   --------
Total Municipal Bonds
     (Cost $99,806)                                 108,341
                                                   --------
REGISTERED INVESTMENT COMPANY (1.7%)
   SEI Institutional
     Tax-Free Portfolio             1,945,911         1,946
                                                   --------
Total Registered Investment Company
     (Cost $1,946)                                    1,946
                                                   --------
Total Investments (98.9%)
     (Cost $101,752)                                110,287
                                                   --------
Other Assets and Liabilities, Net (1.1%)              1,183
                                                   --------
Total Net Assets (100.0%)                          $111,470
                                                   ========
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                            $110,287
   Interest Receivable                                1,646
   Other assets                                          12
                                                   --------
Total Assets                                        111,945
                                                   --------
Liabilities
   Investment advisory fee payable                       18
   Administration fee payable                             7
   Shareholder servicing fee payable                     23
   Accrued expenses and other liabilities               427
                                                   --------
Total Liabilities                                       475
                                                   --------
Total Net Assets                                   $111,470
                                                   ========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 10,352,316
   outstanding shares of beneficial interest       $102,362
Undistributed net investment income                     141
Accumulated net realized gain on investments            432
Net unrealized appreciation on investments            8,535
                                                   --------
Total Net Assets                                   $111,470
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.77
                                                     ======

--------------------------------------------------------------------------------






-----------------------------------------------------------------------


-----------------------------------------------------------------------
(A) STEP BOND - THE COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE. ETM -- ESCROWED TO MATURITY
GO -- GENERAL OBLIGATION
GOA -- GENERAL OBLIGATION OF AUTHORITY
PSF-GTD -- PERMANENT SCHOOL FUND-GUARANTEED
RB -- REVENUE BOND
SER -- SERIES
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATE
FSA -- FINANCIAL SECURITY ASSURANCE
GNMA -- GENERAL NATIONAL MORTGAGE ASSOCIATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
SCSDE -- SOUTH CAROLINA SCHOOL DISTRICT ENHANCEMENT




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
PITCAIRN FUNDS FOR THE YEAR ENDED OCTOBER 31, 2003


                                                                            DIVERSIFIED     SELECT        DIVERSIFIED      SELECT
                                                                               VALUE         VALUE          GROWTH         GROWTH
                                                                               FUND          FUND            FUND           FUND
                                                                            -----------    ---------      -----------    ----------
INCOME:
   Dividends .............................................................    $ 2,912       $   908        $    881        $   120
   Interest ..............................................................          2             1               2              3
   Securities Lending ....................................................         12             8               8              6
   Less: Foreign Taxes Withheld ..........................................         --            --              --             --
                                                                              -------       -------        --------        -------
   Total Income ..........................................................      2,926           917             891            129
                                                                              -------       -------        --------        -------
EXPENSES:
   Investment Advisory Fees ..............................................        878           341             587            308
   Shareholder Servicing Fees ............................................        314           122             210             91
   Administrative Fees ...................................................        100            70              71             70
   Professional Fees .....................................................         67            26              44             20
   Transfer Agent Fees ...................................................         20            19              19             19
   Trustee Fees ..........................................................         12             5               8              4
   Custody Fees ..........................................................         10             6              11              6
   Printing Fees .........................................................          9             3               6              3
   Registration Fees .....................................................          5             2               4              1
   Insurance and Other Expenses ..........................................         18             7              12              4
                                                                              -------       -------        --------        -------
   Total Operating Expenses ..............................................      1,433           601             972            526
   Less: Investment Advisory Fees Waived .................................       (166)         (106)           (125)          (103)
                                                                              -------       -------        --------        -------
   Net Operating Expenses ................................................      1,267           495             847            423
   Interest Expense ......................................................         --            --              --             --
                                                                              -------       -------        --------        -------
   Net Expenses ..........................................................      1,267           495             847            423
                                                                              -------       -------        --------        -------
   Net Investment Income (Loss) ..........................................      1,659           422              44           (294)
                                                                              -------       -------        --------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Securities Sold ...........................     (4,189)       (1,877)        (11,325)        (6,078)
   Net Realized Gain on Securities Sold Short ............................         --            --              --             --
   Net Realized Loss on Foreign Currency Transactions ....................         --            --              --             --
   Net Change in Unrealized Appreciation on Translation of Foreign Currency
     and Other Assets and Liabilities Denominated in Foreign Currency ....         --            --              --             --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ...     29,045        13,361          26,682         15,475
                                                                              -------       -------        --------        -------
   Net Realized and Unrealized Gain on Investments .......................     24,856        11,484          15,357          9,397
                                                                              -------       -------        --------        -------
   Net Increase in Net Assets from Operations ............................    $26,515       $11,906        $ 15,401        $ 9,103
                                                                              =======       =======        ========        =======


                                                                              SMALL         FAMILY     INTERNATIONAL     TAXABLE
                                                                               CAP        HERITAGE(R)     EQUITY          BOND
                                                                               FUND          FUND          FUND           FUND
                                                                            ---------     ----------   -------------    --------
INCOME:
   Dividends .............................................................  $    636       $   830        $ 2,125        $   --
   Interest ..............................................................        82             1             43         2,133
   Securities Lending ....................................................        70            20             38            10
   Less: Foreign Taxes Withheld ..........................................        (3)           --           (176)           --
                                                                             -------       -------        -------        ------
   Total Income ..........................................................       785           851          2,030         2,143
                                                                             -------       -------        -------        ------
EXPENSES:
   Investment Advisory Fees ..............................................       513           595            787           157
   Shareholder Servicing Fees ............................................       183           165            207            98
   Administrative Fees ...................................................        70            70             80            70
   Professional Fees .....................................................        31            35             45            20
   Transfer Agent Fees ...................................................        20            19             19            19
   Trustee Fees ..........................................................         7             6              8             4
   Custody Fees ..........................................................        12             6            148             4
   Printing Fees .........................................................         5             4              6             2
   Registration Fees .....................................................         3             3              4             2
   Insurance and Other Expenses ..........................................        11            10             24             5
                                                                             -------       -------        -------        ------
   Total Operating Expenses ..............................................       855           913          1,328           381
   Less: Investment Advisory Fees Waived .................................       (52)         (101)          (254)          (97)
                                                                             -------       -------        -------        ------
   Net Operating Expenses ................................................       803           812          1,074           284
   Interest Expense ......................................................        76            --             --            --
                                                                             -------       -------        -------        ------
   Net Expenses ..........................................................       879           812          1,074           284
                                                                             -------       -------        -------        ------
   Net Investment Income (Loss) ..........................................       (94)           39            956         1,859
                                                                             -------       -------        -------        ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Securities Sold ...........................     8,217        (4,941)        (9,048)          234
   Net Realized Gain on Securities Sold Short ............................     2,894            --             --            --
   Net Realized Loss on Foreign Currency Transactions ....................        --            --           (116)           --
   Net Change in Unrealized Appreciation on Translation of Foreign Currency
     and Other Assets and Liabilities Denominated in Foreign Currency ....        --            --             29            --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ...    14,082        18,782         27,564           852
                                                                             -------       -------        -------        ------
   Net Realized and Unrealized Gain on Investments .......................    25,193        13,841         18,429         1,086
                                                                             -------       -------        -------        ------
   Net Increase in Net Assets from Operations ............................   $25,099       $13,880        $19,385        $2,945
                                                                             =======       =======        =======        ======


                                                                               TAX-EXEMPT
                                                                                  BOND
                                                                                  FUND
                                                                              -----------
INCOME:
   Dividends .............................................................      $   --
   Interest ..............................................................       5,343
   Securities Lending ....................................................          --
   Less: Foreign Taxes Withheld ..........................................          --
                                                                                ------
   Total Income ..........................................................       5,343
                                                                                ------
EXPENSES:
   Investment Advisory Fees ..............................................         344
   Shareholder Servicing Fees ............................................         286
   Administrative Fees ...................................................          92
   Professional Fees .....................................................          58
   Transfer Agent Fees ...................................................          19
   Trustee Fees ..........................................................          11
   Custody Fees ..........................................................          10
   Printing Fees .........................................................           7
   Registration Fees .....................................................           5
   Insurance and Other Expenses ..........................................          16
                                                                                ------
   Total Operating Expenses ..............................................         848
   Less: Investment Advisory Fees Waived .................................        (160)
                                                                                ------
   Net Operating Expenses ................................................         688
   Interest Expense ......................................................          --
                                                                                ------
   Net Expenses ..........................................................         688
                                                                                ------
   Net Investment Income (Loss) ..........................................       4,655
                                                                                ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Securities Sold ...........................         432
   Net Realized Gain on Securities Sold Short ............................          --
   Net Realized Loss on Foreign Currency Transactions ....................          --
   Net Change in Unrealized Appreciation on Translation of Foreign Currency
     and Other Assets and Liabilities Denominated in Foreign Currency ....          --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ...         273
                                                                                ------
   Net Realized and Unrealized Gain on Investments .......................         705
                                                                                ------
   Net Increase in Net Assets from Operations ............................      $5,360
                                                                                ======

Amounts designated as "--" round to $0.





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     36 & 37

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
PITCAIRN FUNDS FOR THE YEARS ENDED OCTOBER 31,


                                                                               DIVERSIFIED VALUE FUND          SELECT VALUE FUND
                                                                               -----------------------      -----------------------
                                                                                 2003           2002          2003           2002
                                                                               --------       --------      -------        --------
OPERATIONS:
   Net Investment Income (Loss) .............................................  $  1,659       $  1,612      $   422        $    546
   Net Realized Gain (Loss) on Investments and Securities Sold Short ........    (4,189)        (2,869)      (1,877)         (2,697)
   Net Change in Unrealized Appreciation (Depreciation) on Investments ......    29,045         (6,801)      13,361          (6,939)
                                                                               --------       --------      -------        --------
     Increase (Decrease) in Net Assets from Operations ......................    26,515         (8,058)      11,906          (9,090)
                                                                               --------       --------      -------        --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ....................................................    (1,782)        (1,613)        (509)           (516)
                                                                               --------       --------      -------        --------
   Total Distributions ......................................................    (1,782)        (1,613)        (509)           (516)
                                                                               --------       --------      -------        --------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued ............................................     6,443          7,317        6,080           6,016
     Proceeds from Shares Issued in Connection with Fund Reorganization (1)..        --             --           --              --
     Reinvestment of Distributions ..........................................       168            154           90              92
     Cost of Shares Repurchased .............................................   (10,094)       (15,176)      (7,889)         (9,033)
                                                                               --------       --------      -------        --------
   Total Increase (Decrease) in Net Assets From Capital Transactions ........    (3,483)        (7,705)      (1,719)         (2,925)
                                                                               --------       --------      -------        --------
     Total Increase (Decrease) in Net Assets ................................    21,250        (17,376)       9,678         (12,531)
                                                                               --------       --------      -------        --------
NET ASSETS:
   Beginning of Year ........................................................   122,391        139,767       48,455          60,986
                                                                               --------       --------      -------        --------
   End of Year ..............................................................  $143,641       $122,391      $58,133        $ 48,455
                                                                               ========       ========      =======        ========
SHARE TRANSACTIONS:
     Shares Issued ..........................................................       720            793          685             594
     Shares Issued in Connection with Fund Reorganization(1) ................        --             --           --              --
     Shares Issued in Lieu of Distributions .................................        19             17           10               9
     Shares Repurchased .....................................................    (1,148)        (1,621)        (895)           (899)
                                                                                 ------         ------         ----            ----
   Increase (Decrease) in Shares ............................................      (409)          (811)        (200)           (296)
                                                                                 ======         ======         ====            ====


                                                                            DIVERSIFIED GROWTH FUND        SELECT GROWTH FUND
                                                                            -----------------------      ----------------------
                                                                               2003          2002          2003          2002
                                                                             --------      --------      -------       --------
OPERATIONS:
   Net Investment Income (Loss) ...........................................  $     44      $   (149)     $  (294)      $   (272)
   Net Realized Gain (Loss) on Investments and Securities Sold Short ......   (11,325)      (35,541)      (6,078)       (11,995)
   Net Change in Unrealized Appreciation (Depreciation) on Investments ....    26,682        12,098       15,475          7,148
                                                                             --------      --------      -------       --------
     Increase (Decrease) in Net Assets from Operations ....................    15,401       (23,592)       9,103         (5,119)
                                                                             --------      --------      -------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ..................................................        --            --           --             --
                                                                             --------      --------      -------       --------
   Total Distributions ....................................................        --            --           --             --
                                                                             --------      --------      -------       --------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued ..........................................    17,450         7,978        6,476          7,021
     Proceeds from Shares Issued in Connection with Fund Reorganization (1)        --            --           --             --
     Reinvestment of Distributions ........................................        --            --           --             --
     Cost of Shares Repurchased ...........................................   (19,495)       (9,159)      (4,519)        (8,410)
                                                                             --------      --------      -------       --------
   Total Increase (Decrease) in Net Assets From Capital Transactions ......    (2,045)       (1,181)       1,957         (1,389)
                                                                             --------      --------      -------       --------
     Total Increase (Decrease) in Net Assets ..............................    13,356       (24,773)      11,060         (6,508)
                                                                             --------      --------      -------       --------
NET ASSETS:
   Beginning of Year ......................................................    82,368       107,141       32,818         39,326
                                                                             --------      --------      -------       --------
   End of Year ............................................................  $ 95,724      $ 82,368      $43,878       $ 32,818
                                                                             ========      ========      =======       ========
SHARE TRANSACTIONS:
     Shares Issued ........................................................     3,773         1,530        1,225          1,201
     Shares Issued in Connection with Fund Reorganization(1) ..............        --            --           --             --
     Shares Issued in Lieu of Distributions ...............................        --            --           --             --
     Shares Repurchased ...................................................    (4,232)       (1,750)        (882)        (1,468)
                                                                               ------        ------         ----         ------
   Increase (Decrease) in Shares ..........................................      (459)         (220)         343           (267)
                                                                               ======        ======         ====         ======


                                                                                   SMALL CAP FUND
                                                                               ----------------------
                                                                                 2003          2002
                                                                               --------      --------
OPERATIONS:
   Net Investment Income (Loss) ............................................   $    (94)     $    358
   Net Realized Gain (Loss) on Investments and Securities Sold Short .......     11,111          (956)
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....     14,082        (2,239)
                                                                               --------      --------
     Increase (Decrease) in Net Assets from Operations .....................     25,099        (2,837)
                                                                               --------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ...................................................        (17)         (494)
                                                                               --------      --------
   Total Distributions .....................................................        (17)         (494)
                                                                               --------      --------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued ...........................................      3,024         1,381
     Proceeds from Shares Issued in Connection with Fund Reorganization (1).     25,687            --
     Reinvestment of Distributions .........................................          2            48
     Cost of Shares Repurchased ............................................    (16,371)      (10,229)
                                                                               --------      --------
   Total Increase (Decrease) in Net Assets From Capital Transactions .......     12,342        (8,800)
                                                                               --------      --------
     Total Increase (Decrease) in Net Assets ...............................     37,424       (12,131)
                                                                               --------      --------
NET ASSETS:
   Beginning of Year .......................................................     50,096        62,227
                                                                               --------      --------
   End of Year .............................................................   $ 87,520      $ 50,096
                                                                               ========      ========
SHARE TRANSACTIONS:
     Shares Issued .........................................................        280           119
     Shares Issued in Connection with Fund Reorganization(1) ...............      2,603            --
     Shares Issued in Lieu of Distributions ................................         --             4
     Shares Repurchased ....................................................     (1,610)         (877)
                                                                                 ------          ----
   Increase (Decrease) in Shares ...........................................      1,273          (754)
                                                                                 ======          ====

(1) See Note 10 in Notes to Financial Statements.
Amounts designated as "--" round to $0.





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                    38 & 39

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
PITCAIRN FUNDS FOR THE YEARS ENDED OCTOBER 31,


                                                                                    FAMILY HERITAGE(R) FUND
                                                                                    -----------------------
                                                                                      2003           2002
                                                                                    --------       --------
OPERATIONS:
   Net Investment Income (Loss) .................................................   $    (39)      $   (137)
   Net Realized Gain (Loss) on Investments ......................................     (4,941)        (2,721)
   Net Realized Loss on Foreign Currency Transactions ...........................         --             --
   Net Change in Unrealized Appreciation on Foreign Currency and
     Translation of Other Assets and Liabilities Denominated in Foreign Currency          --             --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ..........     18,782         (5,068)
                                                                                    --------       --------
   Increase (Decrease) in Net Assets from Operations ............................     13,880         (7,926)
                                                                                    --------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ........................................................         --             --
   Net Realized Gains ...........................................................         --             --
                                                                                    --------       --------
   Total Distributions ..........................................................         --             --
                                                                                    --------       --------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from Shares Issued ................................................      3,668          4,396
     Reinvestment of Distributions ..............................................         --             --
     Cost of Shares Repurchased .................................................    (10,184)        (7,639)
                                                                                    --------       --------
   Increase (Decrease) in Net Assets From Capital Share Transactions ............     (6,516)        (3,243)
                                                                                    --------       --------
     Total Increase (Decrease) in Net Assets ....................................      7,364        (11,169)
                                                                                    --------       --------
NET ASSETS:
   Beginning of Year ............................................................     66,126         77,295
                                                                                    --------       --------
   End of Year ..................................................................   $ 73,490       $ 66,126
                                                                                    ========       ========
SHARE TRANSACTIONS:
     Shares Issued ..............................................................        490            553
     Shares Issued in Lieu of Cash Distributions ................................         --             --
     Shares Repurchased .........................................................     (1,388)          (948)
                                                                                      ------           ----
   Increase (Decrease) in Shares ................................................       (898)          (395)
                                                                                      ======           ====


                                                                                  INTERNATIONAL EQUITY FUND      TAXABLE BOND FUND
                                                                                  -------------------------     -------------------
                                                                                    2003           2002           2003       2002
                                                                                   -------       --------       -------     -------
OPERATIONS:
   Net Investment Income (Loss) ................................................. $    956       $    631       $ 1,859     $ 1,984
   Net Realized Gain (Loss) on Investments ......................................   (9,048)       (24,989)          234      (1,404)
   Net Realized Loss on Foreign Currency Transactions ...........................     (116)           (64)           --          --
   Net Change in Unrealized Appreciation on Foreign Currency and
     Translation of Other Assets and Liabilities Denominated in Foreign Currency        29             17            --          --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ..........   27,564         10,252           852          82
                                                                                  --------       --------       -------     -------
   Increase (Decrease) in Net Assets from Operations ............................   19,385        (14,153)        2,945         662
                                                                                  --------       --------       -------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ........................................................     (459)        (1,095)       (1,858)     (1,990)
   Net Realized Gains ...........................................................       --             --            --        (285)
                                                                                  --------       --------       -------     -------
   Total Distributions ..........................................................     (459)        (1,095)       (1,858)     (2,275)
                                                                                  --------       --------       -------     -------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from Shares Issued ................................................   10,740         11,630        10,661      11,993
     Reinvestment of Distributions ..............................................       62            112           384         548
     Cost of Shares Repurchased .................................................  (15,424)       (21,758)       (8,758)     (6,432)
                                                                                  --------       --------       -------     -------
   Increase (Decrease) in Net Assets From Capital Share Transactions ............   (4,622)       (10,016)        2,287       6,109
                                                                                  --------       --------       -------     -------
     Total Increase (Decrease) in Net Assets ....................................   14,304        (25,264)        3,374       4,496
                                                                                  --------       --------       -------     -------
NET ASSETS:
   Beginning of Year ............................................................   83,513        108,777        40,058      35,562
                                                                                  --------       --------       -------     -------
   End of Year .................................................................. $ 97,817       $ 83,513       $43,432     $40,058
                                                                                  ========       ========       =======     =======
SHARE TRANSACTIONS:
     Shares Issued ..............................................................    2,016          1,925         1,003       1,150
     Shares Issued in Lieu of Cash Distributions ................................       12             18            36          53
     Shares Repurchased .........................................................   (2,869)        (3,561)         (818)       (616)
                                                                                    ------         ------         -----       -----
   Increase (Decrease) in Shares ................................................     (841)        (1,618)          221         587
                                                                                    ======         ======         =====       =====


                                                                                      TAX-EXEMPT BOND FUND
                                                                                     ----------------------
                                                                                       2003          2002
                                                                                     --------      --------
OPERATIONS:
   Net Investment Income (Loss) .................................................    $  4,655      $  4,695
   Net Realized Gain (Loss) on Investments ......................................         432           295
   Net Realized Loss on Foreign Currency Transactions ...........................          --            --
   Net Change in Unrealized Appreciation on Foreign Currency and
     Translation of Other Assets and Liabilities Denominated in Foreign Currency           --            --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ..........         273         1,012
                                                                                     --------      --------
   Increase (Decrease) in Net Assets from Operations ............................       5,360         6,002
                                                                                     --------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ........................................................      (4,623)       (4,690)
   Net Realized Gains ...........................................................        (294)          (61)
                                                                                     --------      --------
   Total Distributions ..........................................................      (4,917)       (4,751)
                                                                                     --------      --------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from Shares Issued ................................................      11,201        10,287
     Reinvestment of Distributions ..............................................         174            79
     Cost of Shares Repurchased .................................................     (16,253)       (8,783)
                                                                                     --------      --------
   Increase (Decrease) in Net Assets From Capital Share Transactions ............      (4,878)        1,583
                                                                                     --------      --------
     Total Increase (Decrease) in Net Assets ....................................      (4,435)        2,834
                                                                                     --------      --------
NET ASSETS:
   Beginning of Year ............................................................     115,905       113,071
                                                                                     --------      --------
   End of Year ..................................................................    $111,470      $115,905
                                                                                     ========      ========
SHARE TRANSACTIONS:
     Shares Issued ..............................................................       1,034           979
     Shares Issued in Lieu of Cash Distributions ................................          15             7
     Shares Repurchased .........................................................      (1,516)         (837)
                                                                                       ------          ----
   Increase (Decrease) in Shares ................................................        (467)          149
                                                                                       ======          ====

Amounts designated as "--" round to $0.





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     40 & 41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                              DIVERSIFIED VALUE FUND
                                                              --------------------------------------------------------------
                                                                For the           For the          For the         For the
                                                              Year Ended        Year Ended       Year Ended     Period Ended
                                                               10/31/03          10/31/02         10/31/01       10/31/00(1)
                                                              ----------        ----------       ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $   8.50           $   9.19        $  10.52         $  10.00
                                                              --------           --------        --------         --------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ...........................       0.12               0.10            0.09             0.01(3)
   Net Realized and Unrealized Gains (Losses)
     on Investments .......................................       1.77              (0.69)          (1.33)            0.51(3)
                                                              --------           --------        --------         --------
     Total from Investment Operations .....................       1.89              (0.59)          (1.24)            0.52
                                                              --------           --------        --------         --------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ...............      (0.13)             (0.10)          (0.09)              --
   Distributions from Realized Gains ......................         --                 --              --               --
                                                              --------           --------        --------         --------
     Total Distributions ..................................      (0.13)             (0.10)          (0.09)              --
                                                              --------           --------        --------         --------
NET ASSET VALUE, END OF PERIOD ............................   $  10.26           $   8.50        $   9.19         $  10.52
                                                              ========           ========        ========         ========

TOTAL RETURN+ .............................................      22.43%             (6.43)%        (11.87)%           5.24%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ...................   $143,641           $122,391        $139,767         $165,823
   Ratio of Expenses to Average Net Assets ................       1.01%              1.02%           1.00%            1.00%*
   Ratio of Net Investment Income (Loss) to Average
     Net Assets ...........................................       1.32%              1.17%           0.92%            0.73%*
   Ratio of Expenses Before Fee Waivers to Average
     Net Assets ...........................................       1.14%              1.13%           1.16%            1.22%*
   Ratio of Net Investment Income (Loss) Before Fee
     Waivers to Average Net Assets ........................       1.19%              1.06%           0.76%            0.51%*
   Portfolio Turnover Rate ................................         59%                26%             48%              12%




                                                                                   SELECT VALUE FUND
                                                                 -----------------------------------------------------------
                                                                   For the           For the         For the       For the
                                                                 Year Ended        Year Ended      Year Ended   Period Ended
                                                                  10/31/03          10/31/02        10/31/01     10/31/00(2)
                                                                 ----------        ----------      -----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................       $  8.36            $ 10.01         $ 10.96       $ 10.00
                                                                  -------            -------         -------       -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ...........................          0.08               0.09            0.09          0.02
   Net Realized and Unrealized Gains (Losses)
     on Investments .......................................          2.03              (1.65)          (0.95)         0.95
                                                                  -------            -------         -------       -------
     Total from Investment Operations .....................          2.11              (1.56)          (0.86)         0.97
                                                                  -------            -------         -------       -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ...............         (0.09)             (0.09)          (0.09)        (0.01)
   Distributions from Realized Gains ......................            --                 --              --            --
                                                                  -------            -------         -------       -------
     Total Distributions ..................................         (0.09)             (0.09)          (0.09)        (0.01)
                                                                  -------            -------         -------       -------
NET ASSET VALUE, END OF PERIOD ............................       $ 10.38            $  8.36         $ 10.01       $ 10.96
                                                                  =======            =======         =======       =======

TOTAL RETURN+ .............................................         25.48%            (15.77)%         (7.90)%        9.70%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ...................       $58,133            $48,455         $60,986       $62,392
   Ratio of Expenses to Average Net Assets ................          1.02%              1.02%           1.00%         1.00%*
   Ratio of Net Investment Income (Loss) to Average
     Net Assets ...........................................          0.86%              0.92%           0.85%         0.95%*
   Ratio of Expenses Before Fee Waivers to Average
     Net Assets ...........................................          1.23%              1.19%           1.19%         1.33%*
   Ratio of Net Investment Income (Loss) Before Fee
     Waivers to Average Net Assets ........................          0.65%              0.75%           0.66%         0.62%*
   Portfolio Turnover Rate ................................           104%               110%            104%           27%



                                                                              DIVERSIFIED GROWTH FUND
                                                                -------------------------------------------------------
                                                                  For the         For the        For the      For the
                                                                Year Ended      Year Ended     Year Ended  Period Ended
                                                                 10/31/03        10/31/02       10/31/01    10/31/00(1)
                                                                -----------     ----------     ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................       $  4.40        $  5.66        $   9.18       $  10.00
                                                                  -------        -------        --------       --------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ...........................            --          (0.01)          (0.03)         (0.01)
   Net Realized and Unrealized Gains (Losses)
     on Investments .......................................          0.85          (1.25)          (3.49)         (0.81)
                                                                  -------        -------        --------       --------
     Total from Investment Operations .....................          0.85          (1.26)          (3.52)         (0.82)
                                                                  -------        -------        --------       --------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ...............            --             --              --             --
   Distributions from Realized Gains ......................            --             --              --             --
                                                                  -------        -------        --------       --------
     Total Distributions ..................................            --             --              --             --
                                                                  -------        -------        --------       --------
NET ASSET VALUE, END OF PERIOD ............................       $  5.25        $  4.40        $   5.66       $   9.18
                                                                  =======        =======        ========       ========

TOTAL RETURN+ .............................................         19.32%        (22.26)%        (38.34)%        (8.20)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ...................       $95,724        $82,368        $107,141       $174,960
   Ratio of Expenses to Average Net Assets ................          1.01%          1.01%           1.00%          1.00%*
   Ratio of Net Investment Income (Loss) to Average
     Net Assets ...........................................          0.05%         (0.15)%         (0.44)%        (0.68)%*
   Ratio of Expenses Before Fee Waivers to Average
     Net Assets ...........................................          1.16%          1.14%           1.17%          1.22%*
   Ratio of Net Investment Income (Loss) Before Fee
     Waivers to Average Net Assets ........................         (0.10)%        (0.28)%         (0.61)%        (0.90)%*
   Portfolio Turnover Rate ................................            70%            35%             37%             6%


  + Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholder may pay on fund distributions or redemption of fund shares.
  * Annualized
(1) Commenced operations on August 4, 2000.
(2) Commenced operations on August 11, 2000.
(3) Per share net investment income and net realized and unrealized gain calculated using average shares.
Amounts designated as "--" round to $0.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     42 & 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                SELECT GROWTH FUND
                                                              -----------------------------------------------------
                                                                For the       For the       For the       For the
                                                              Year Ended    Year Ended    Year Ended   Period Ended
                                                               10/31/03      10/31/02      10/31/01     10/31/00(1)
                                                              ----------    ----------    ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $  4.81         $  5.55      $  9.02       $ 10.00
                                                               -------         -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ............................     (0.04)(4)       (0.04)       (0.04)        (0.01)
   Net Realized and Unrealized Gains (Losses)
     on Investments ........................................      1.36(4)        (0.70)       (3.43)        (0.97)
                                                               -------         -------      -------       -------
     Total from Investment Operations ......................      1.32           (0.74)       (3.47)        (0.98)
                                                               -------         -------      -------       -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ................        --              --           --            --
   Distributions from Realized Gains .......................        --              --           --            --
                                                               -------         -------      -------       -------
   Total Distributions .....................................        --              --           --            --
                                                               -------         -------      -------       -------
NET ASSET VALUE, END OF PERIOD .............................   $  6.13         $  4.81      $  5.55       $  9.02
                                                               =======         =======      =======       =======

TOTAL RETURN+ ..............................................     27.44%         (13.33)%     (38.44)%       (9.80)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ....................   $43,878         $32,818      $39,326       $54,794
   Ratio of Expenses to Average Net Assets .................      1.17%           1.16%        1.15%         1.15%*
   Ratio of Expenses (Excluding Interest Expense) to
     Average Net Assets ....................................      1.17%           1.16%        1.15%         1.15%*
   Ratio of Net Investment Income (Loss) to Average
     Net Assets ............................................     (0.81)%         (0.69)%      (0.63)%       (0.61)%*
   Ratio of Expenses Before Fee Waivers to Average
     Net Assets ............................................      1.45%           1.43%        1.43%         1.50%*
   Ratio of Net Investment Income (Loss) Before Fee
     Waivers to Average Net Assets .........................    (1.09)%          (0.96)%      (0.91)%       (0.96)%*
   Portfolio Turnover Rate .................................        28%             24%          37%           13%




                                                                                     SMALL CAP FUND
                                                                ------------------------------------------------------
                                                                  For the       For the        For the       For the
                                                                Year Ended    Year Ended     Year Ended   Period Ended
                                                                 10/31/03      10/31/02       10/31/01     10/31/00(2)
                                                                ----------    ----------     ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................      $  9.87       $ 10.67        $ 10.18       $ 10.00
                                                                  -------       -------        -------       -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ............................           --(4)       0.07           0.10          0.02
   Net Realized and Unrealized Gains (Losses)
     on Investments ........................................         3.91(4)      (0.78)          0.49          0.16
                                                                  -------       -------        -------       -------
     Total from Investment Operations ......................         3.91         (0.71)          0.59          0.18
                                                                  -------       -------        -------       -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ................           --(5)      (0.09)         (0.10)           --
   Distributions from Realized Gains .......................           --            --             --            --
                                                                  -------       -------        -------       -------
   Total Distributions .....................................           --         (0.09)         (0.10)           --
                                                                  -------       -------        -------       -------
NET ASSET VALUE, END OF PERIOD .............................      $ 13.78       $  9.87        $ 10.67       $ 10.18
                                                                  =======       =======        =======       =======

TOTAL RETURN+ ..............................................        39.65%        (6.78)%         5.80%         1.80%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ....................      $87,520       $50,096        $62,227       $67,651
   Ratio of Expenses to Average Net Assets .................         1.20%         1.28%          1.16%         1.22%*
   Ratio of Expenses (Excluding Interest Expense) to
     Average Net Assets ....................................         1.10%         1.19%          1.00%         1.00%*
   Ratio of Net Investment Income (Loss) to Average
     Net Assets ............................................        (0.04)%        0.58%          0.93%         1.11%*
   Ratio of Expenses Before Fee Waivers to Average
     Net Assets ............................................         1.17%         1.38%          1.19%         1.33%*
   Ratio of Net Investment Income (Loss) Before Fee
     Waivers to Average Net Assets .........................        (0.01)%        0.48%          0.74%         0.78%*
   Portfolio Turnover Rate .................................          149%           93%            96%           10%


                                                                                   FAMILY HERITAGE(R) FUND
                                                                 --------------------------------------------------------
                                                                   For the         For the        For the      For the
                                                                 Year Ended      Year Ended     Year Ended  Period Ended
                                                                  10/31/03        10/31/02       10/31/01    10/31/00(3)
                                                                 ----------      ----------     ----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................       $  6.97        $  7.82         $  9.87        $ 10.00
                                                                   -------        -------         -------        -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ............................            --          (0.01)          (0.02)         (0.01)
   Net Realized and Unrealized Gains (Losses)
     on Investments ........................................          1.58          (0.84)          (2.03)         (0.12)
                                                                   -------        -------         -------        -------
     Total from Investment Operations ......................          1.58          (0.85)          (2.05)         (0.13)
                                                                   -------        -------         -------        -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ................            --             --              --             --
   Distributions from Realized Gains .......................            --             --              --             --
                                                                   -------        -------         -------        -------
   Total Distributions .....................................            --             --              --             --
                                                                   -------        -------         -------        -------
NET ASSET VALUE, END OF PERIOD .............................       $  8.55        $  6.97         $  7.82        $  9.87
                                                                   =======        =======         =======        =======

TOTAL RETURN+ ..............................................         22.67%        (10.87)%        (20.77)%        (1.30)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ....................       $73,490        $66,126         $77,295        $98,420
   Ratio of Expenses to Average Net Assets .................          1.23%          1.27%           1.20%          1.20%*
   Ratio of Expenses (Excluding Interest Expense) to
     Average Net Assets ....................................          1.23%          1.27%           1.20%          1.20%*
   Ratio of Net Investment Income (Loss) to Average
     Net Assets ............................................          0.06%         (0.18)%         (0.19)%        (0.29)%*
   Ratio of Expenses Before Fee Waivers to Average
     Net Assets ............................................          1.38%          1.36%           1.37%          1.44%*
   Ratio of Net Investment Income (Loss) Before Fee
     Waivers to Average Net Assets .........................         (0.09)%        (0.27)%         (0.36)%        (0.53)%*
   Portfolio Turnover Rate .................................            12%            24%             37%             1%


  + Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholder may pay on fund distributions or redemption of fund shares.
  * Annualized
(1) Commenced operations on August 11, 2000.
(2) Commenced operations on August 25, 2000.
(3) Commenced operations on August 4, 2000.
(4) Per share net investment income and net realized and unrealized gain calculated using average shares.
(5) Amount represents less than a $0.01 per share.
Amounts designated as "--" round to $0.

v

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                     44 & 45

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD





                                                                          INTERNATIONAL EQUITY FUND
                                                              --------------------------------------------------
                                                               For the      For the       For the     For the
                                                              Year Ended   Year Ended    Year Ended Period Ended
                                                               10/31/03     10/31/02      10/31/01   10/31/00(1)
                                                              ----------   ----------    ---------- ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $  5.23       $  6.19     $   9.28     $  10.00
                                                               -------       -------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ............................      0.06          0.04         0.01        (0.01)
   Net Realized and Unrealized Gains (Losses)
     on Investments ........................................      1.21         (0.94)       (3.05)       (0.71)
                                                               -------       -------     --------     --------
     Total from Investment Operations ......................      1.27         (0.90)       (3.04)       (0.72)
                                                               -------       -------     --------     --------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ................     (0.03)        (0.06)       (0.02)          --
   Distributions from Realized Gains .......................        --            --        (0.03)          --
                                                               -------       -------     --------     --------
   Total Distributions .....................................     (0.03)        (0.06)       (0.05)          --
                                                               -------       -------     --------     --------
NET ASSET VALUE, END OF PERIOD .............................   $  6.47       $  5.23     $   6.19     $   9.28
                                                               =======       =======     ========     ========

TOTAL RETURN+ ..............................................     24.40%       (14.68)%     (32.91)%      (7.20)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ....................   $97,817       $83,513     $108,777     $175,029
   Ratio of Expenses to Average Net Assets .................      1.30%         1.32%        1.25%        1.25%*
   Ratio of Net Investment Income (Loss) to Average
     Net Assets ............................................      1.15%         0.63%        0.16%       (0.37)%*
   Ratio of Expenses Before Fee Waivers to Average
     Net Assets ............................................      1.60%         1.48%        1.45%        1.53%*
   Ratio of Net Investment Income (Loss) Before Fee
     Waivers to Average Net Assets .........................      0.85%         0.47%       (0.04)%      (0.65)%*
   Portfolio Turnover Rate .................................       128%           69%          44%          10%



                                                                                    TAXABLE BOND FUND
                                                                ------------------------------------------------------
                                                                 For the        For the       For the       For the
                                                                Year Ended    Year Ended    Year Ended   Period Ended
                                                                 10/31/03      10/31/02      10/31/01     10/31/00(1)
                                                                ----------    ----------    ----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................      $ 10.47       $ 10.98       $ 10.09       $ 10.00
                                                                  -------       -------       -------       --------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ............................         0.51          0.56          0.59          0.15
   Net Realized and Unrealized Gains (Losses)
     on Investments ........................................         0.26         (0.42)         0.90          0.09
                                                                  -------       -------       -------       --------
     Total from Investment Operations ......................         0.77          0.14          1.49          0.24
                                                                  -------       -------       -------       --------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ................        (0.51)        (0.56)        (0.60)        (0.15)
   Distributions from Realized Gains .......................           --         (0.09)           --            --
                                                                  -------       -------       -------       --------
   Total Distributions .....................................        (0.51)        (0.65)        (0.60)        (0.15)
                                                                  -------       -------       -------       --------
NET ASSET VALUE, END OF PERIOD .............................      $ 10.73       $ 10.47       $ 10.98       $  10.09
                                                                  =======       =======       =======       ========

TOTAL RETURN+ ..............................................         7.44%         1.46%        15.19%         2.36%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ....................      $43,432       $40,058       $35,562       $37,212
   Ratio of Expenses to Average Net Assets .................         0.73%         0.78%         0.70%         0.70%*
   Ratio of Net Investment Income (Loss) to Average
     Net Assets ............................................         4.74%         5.35%         5.63%         6.51%*
   Ratio of Expenses Before Fee Waivers to Average
     Net Assets ............................................         0.97%         0.98%         0.99%         1.10%*
   Ratio of Net Investment Income (Loss) Before Fee
     Waivers to Average Net Assets .........................         4.50%         5.15%         5.34%         6.11%*
   Portfolio Turnover Rate .................................           24%           58%           54%            7%


                                                                                  TAX-EXEMPT BOND FUND
                                                                 -----------------------------------------------------
                                                                   For the        For the       For the      For the
                                                                 Year Ended     Year Ended    Year Ended  Period Ended
                                                                  10/31/03       10/31/02      10/31/01    10/31/00(2)
                                                                 ----------     ----------    ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................      $  10.71      $  10.60       $  10.04     $ 10.00
                                                                  --------      --------       --------     -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ............................          0.44          0.44           0.45        0.10
   Net Realized and Unrealized Gains (Losses)
     on Investments ........................................          0.09          0.12           0.57        0.04
                                                                  --------      --------       --------     -------
     Total from Investment Operations ......................          0.53          0.56           1.02        0.14
                                                                  --------      --------       --------     -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ................         (0.44)        (0.44)         (0.46)      (0.10)
   Distributions from Realized Gains .......................         (0.03)        (0.01)            --          --
                                                                  --------      --------       --------     -------
   Total Distributions .....................................         (0.47)        (0.45)         (0.46)      (0.10)
                                                                  --------      --------       --------     -------
NET ASSET VALUE, END OF PERIOD .............................      $  10.77      $  10.71       $  10.60     $ 10.04
                                                                  ========      ========       ========     =======

TOTAL RETURN+ ..............................................          4.96%         5.41%         10.30%       1.43%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ....................      $111,470      $115,905       $113,071     $99,187
   Ratio of Expenses to Average Net Assets .................          0.60%         0.60%          0.60%       0.60%*
   Ratio of Net Investment Income (Loss) to Average
     Net Assets ............................................          4.06%         4.19%          4.35%       4.88%*
   Ratio of Expenses Before Fee Waivers to Average
     Net Assets ............................................          0.74%         0.74%          0.77%       0.86%*
   Ratio of Net Investment Income (Loss) Before Fee
     Waivers to Average Net Assets .........................          3.92%         4.05%          4.18%       4.62%*
   Portfolio Turnover Rate .................................            14%           14%            23%         10%

  + Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholder may pay on fund distributions or redemption of fund shares.
  * Annualized
(1) Commenced operations on August 4, 2000.
(2) Commenced operations on August 11, 2000.
Amounts designated as "--" round to $0.








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     46 & 47

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



1. Organization

Pitcairn Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust was established as a Delaware business trust on March 24, 2000. Nine series of shares (each "a Fund" and collectively "the Funds") have been established under the Trust's Declaration of Trust. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each Fund. Pitcairn Funds include Diversified Value Fund, Select Value Fund, Diversified Growth Fund, Select Growth Fund, Small Cap Fund, Family Heritage(R) Fund, International Equity Fund, (the "Equity Funds"), Taxable Bond Fund and Tax-Exempt Bond Fund (the "Bond Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange, including foreign securities, are stated at the last quoted sales price at the end of regular trading, if readily available for such securities on each business day. Equity securities traded on NASDAQ national market system are stated at the NASDAQ official closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market  quotations  are readily  available are valued at the most recent bid price determined by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other electronic data processing techniques. Debt obligations with sixty days or less until maturity may be valued at their amortized cost. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income and dividend expense for securities sold short are recognized on the ex-dividend date, and interest income is accrued when earned. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

     REPURCHASE AGREEMENTS -- In connection with a master repurchase agreement facility, the Funds may invest in repurchase agreements secured by government securities. Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral be sufficient to cover principal and interest in the event of default by the counterparty.

     If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     SECURITIES SOLD SHORT - A Fund may sell a security short that is identical to a security held in the respective Fund's investment portfolio by borrowing and selling the identical security in the secondary market. While a security is sold short, the Fund recognizes rebate income, incurs interest expense on certain amounts related to the securities sold short and reflects changes in the value of the securities sold short as unrealized gains or losses in the Statement of Operations of the Fund. The Small Cap Fund had outstanding short sales positions which were closed prior to October 31, 2003.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity Fund are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

         (1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

         (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The International Equity Fund may enter into forward foreign currency contracts as hedges against specific transactions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Equity Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary

--------------------------------------------------------------------------------



     income or loss for federal tax purposes. As of October 31, 2003, the International Equity Fund had the following forward foreign currency contracts outstanding:


                                         IN         UNREALIZED
     MATURITY         CONTRACTS TO     EXCHANGE    APPRECIATION
     DATE           DELIVER/RECEIVE      FOR      (DEPRECIATION)
     --------        ---------------   --------   --------------
     FOREIGN CURRENCY PURCHASES:
     11/04/03    EU     113,404       $ 131,458      $ 356
     11/06/03    JP   5,168,275          47,415       (392)
                                                     -----
                                                       (36)
                                                     -----
     FOREIGN CURRENCY SALES:
     11/03/03    AU     145,945         102,818       (704)
     11/03/03-
     11/05/03    EU     652,045         759,209      1,306
                                                     -----
                                                       602
                                                     -----
                                                     $ 566
                                                     =====
     CURRENCY LEGEND
     AU  Australian Dollar
     EU  Euro
     JP  Japanese Yen

     EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

     FOREIGN WITHHOLDING TAXES -- A Fund may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. A Fund accrues such taxes when the related income is earned.

     DIVIDENDS AND DISTRIBUTIONS -- Generally, the Equity Funds declare and pay dividends quarterly, although the Diversified Growth, Select Growth and International Equity Funds currently distribute income annually. The Fixed Income Funds generally declare dividends daily and distribute them monthly. Each Fund makes distributions of realized capital gains, if any, at least annually.

3. Investment Advisory, Administration, Shareholder Services and Distribution Agreements

Pitcairn Investment Management (the "Adviser"), a division of Pitcairn Trust Company ("PTC"), serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated August 4, 2000 (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement with the Trust (the "Expense Limitation Agreement"), pursuant to which it has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds are limited to a specified percentage of the average daily net assets of each Fund, through the fiscal year ended October 31, 2003. This limitation is net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses.

Each Fund may at a later date reimburse the Adviser for the fees waived or limited and other expenses assumed and paid by the Adviser pursuant to the Expense Limitation Agreement during any of the previous two fiscal years, provided that the Fund has reached sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated in the following table, and the Adviser remains the investment adviser to the Fund. Consequently, no reimbursement by the Fund will be made unless the Fund's assets exceed $10 million; the Fund's total annual operating expense ratio is less than the percentage stated in the following chart; and the payment of such reimbursement has been approved by the Trust's Board of Trustees. The advisory fee, expense limitations, and amounts which are subject to recapture through October 31, 2005, are as follows:


                                               FEES SUBJECT
                                               TO RECAPTURE
                            ADVISORY EXPENSE THROUGH  THROUGH
FUND                           FEE     CAP   10/31/04 10/31/05
----                        -------- ------- -------- --------
Diversified Value Fund ....    0.70%  1.00%  $154,726 $165,747
Select Value Fund .........    0.70   1.00     98,360  106,492
Diversified Growth Fund ...    0.70   1.00    124,045  125,125
Select Growth Fund ........    0.85   1.15    105,478  102,912
Small Cap Fund ............    0.70   1.00     57,892   52,670
Family Heritage(R)Fund ....    0.90   1.20     68,740  100,922
International Equity Fund .    0.95   1.25    161,088  254,090
Taxable Bond Fund .........    0.40   0.70     74,230   97,083
Tax-Exempt Bond Fund ......    0.30   0.60    157,408  159,640

While Pitcairn Investment Management serves as the overall investment adviser to the Funds, it has engaged specialty portfolio managers to make investment decisions for all or a portion of certain Funds. The Adviser has engaged Oechsle International Advisors, LLC, The Boston Company Asset Management, LLC and
Brandywine Asset Management, LLC to serve as the portfolio managers to the International Equity Fund and Sands Capital Management, Inc. to serve as the portfolio manager for the Select Growth Fund. The Adviser is responsible for payment of sub-advisory fees to each of the portfolio managers.

For their services as portfolio managers to the International Equity Fund, Oechsle International Advisors, LLC, The Boston Company Asset Management, LLC and Brandywine Asset Management, LLC ("Brandywine") receive a fee from the Adviser, which are calculated based on the respective average daily net assets managed by each, that aggregated $384,000 for the year ended October 31, 2003. In addition to the base fee, the Adviser will pay to Brandywine (or deduct from future payments) an amount based on the performance of the assets in its Portfolio relative to the performance of the Fund's benchmark over the same period of time (following a transition period). This performance-based arrangement is a "fulcrum fee", such that the total amount of compensation ranges from a minimum and maximum

--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



percent of average daily net assets with the base fee at the midpoint. The base fee is paid where performance of the Brandywine portfolio equals that of the Fund's benchmark. For purposes of calculating the performance fee to Brandywine, total returns are computed over a rolling 12-month period.

For its services as portfolio manager to the Select Growth Fund, Sands Capital Management, Inc. ("Sands") receives a monthly fee from the Adviser, which is calculated daily based upon a specified annual rate of the Fund's average daily net assets. For the year ended October 31, 2003, the Adviser paid Sands $145,000 for its services as portfolio manager to the Fund.

The Trust and SEI Investments Global Funds Services (the "Administrator"), have entered into an Administration Agreement (the "Administration Agreement") dated August 1, 2000. Under the terms of the Administration Agreement, the Administrator receives a fee calculated daily and paid monthly at an annual rate of 0.08% of the average daily net assets of each Fund, subject to certain minimum annual fees.

The Board of Trustees of the Trust has adopted a Shareholder Services Plan (the "Plan") for the purpose of paying for shareholder servicing activities. Pursuant to the Plan, each Fund is authorized to pay to any Authorized Service Provider, which may include PTC or its affiliates, as compensation for service activities rendered by the Authorized Service Provider to shareholders of a Fund, a shareholder service fee up to the rate of 0.25% on an annual basis of the average daily net assets serviced by the Authorized Service Provider. Such fee is calculated daily and paid monthly or at such other intervals as the Board shall determine. Pursuant to the Plan, the Board of Trustees of the Trust has adopted a Shareholder Services Agreement whereby PTC provides shareholder services. Pursuant to this agreement, PTC has received the aforementioned fee.

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. The Distributor receives no fees for its distribution services under this agreement.

4. Transactions with affiliates

Certain Trustees and officers of the Funds are also Directors and officers of the Adviser, Administrator and/or Distributor. These Trustees and officers of the Funds are paid no fees by the Funds for serving as either a Trustee or an officer of the Funds.

As of October 31, 2003, PTC, in its fiduciary and/or custodian capacity for trusts and other accounts holding Fund shares, is the record owner of all the outstanding shares of each Fund, and has or shares power to vote or dispose of these shares. In most cases, voting these Fund shares will require the consent of the other co-trustees. Members of the Pitcairn family serve, in various combinations, as co-trustee with PTC on trusts that are the beneficial owners of shares of the Funds. As co-trustees, these individuals share voting power to dispose of Fund shares with PTC.

The Funds have entered into  agreements  with SEI Investments to act as an agent
in  placing  repurchase  agreements  for  the  Funds.  For  its  services,   SEI
Investments received the following amounts for the year ended October 31, 2003:

Diversified Value Fund.....................  $   136
Select Value Fund..........................       66
Diversified Growth Fund....................      125
Select Growth Fund.........................      170
Small Cap Fund.............................      222
Family Heritage(R) Fund....................       54
International Equity Fund..................    1,646
Taxable Bond Fund..........................      486

As of October 24, 2003, this agreement was terminated.

5. Investment Transactions

The cost of securities purchased and the proceeds from securities sold, other than temporary cash investments, during the year ended October 31, 2003 were as follows:

                           U.S. GOVERNMENT  OTHER INVESTMENT
                              SECURITIES       SECURITIES
                          ---------------  -------------------
                          PURCHASES SALES  PURCHASES    SALES
                            (000)   (000)    (000)      (000)
                          --------- -----  ---------   -------
Diversified Value Fund...   $ --    $  --  $  73,902  $ 77,569
Select Value Fund........     --       --     50,793    52,682
Diversified Growth Fund..     --       --     58,239    60,383
Select Growth Fund.......     --       --     11,662    10,093
Small Cap Fund...........     --       --    123,069   105,765
Family Heritage(R) Fund..     --       --      7,925    14,302
International Equity Fund     --       --     97,872   103,341
Taxable Bond Fund........    560    2,145     10,595     6,432
Tax-Exempt Bond Fund.....     --       --     15,836    22,214

6. Federal Taxes

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily due to net operating losses, foreign currency losses, pay-down gains and losses on asset-backed securities and investments in passive foreign investment companies, have been reclassified to/from the following accounts:

--------------------------------------------------------------------------------



                                                      UNDISTRIBUTED
                                        ACCUMULATED  NET INVESTMENT
                       PAID-IN-CAPITAL REALIZED GAIN  INCOME (LOSS)
                            (000)           (000)          (000)
                       --------------- ------------- ---------------
Select Growth Fund.....   $  (294)          $ --            $294
Small Cap Fund.........       (94)            --              94
International Equity Fund      --             54             (54)
Taxable Bond Fund......        --              1              (1)

These reclassifications have no effect on net assets or net asset values per share.

Tax basis distributable income differed from the amounts reported in the Statement of Net Assets as of October 31, 2003 as follows:

                                                     TAX-
                                          TAXABLE   EXEMPT INTERNATIONAL
                                            BOND     BOND     EQUITY
                                            FUND     FUND      FUND
                                          -------   ------ -------------
Distributable Tax Exempt Income (000) ..    $ --    $  381    $   --
Distributable Ordinary Income (000) ....     156        --     1,644
Cash Distributions Payable as of
October 31, 2003 (000) .................    (156)     (381)       --
Temporary Difference - Accretion of
Market Discount (000) ..................      --      (141)       --
Temporary Difference - PFIC
Mark to Market (000) ...................      --        --      (746)
Undistributed Net Investment Income
per the Statement of Net Assets (000) ..      --       141       898

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                        ORDINARY   LONG-TERM  TAX EXEMPT
                                         INCOME  CAPITAL GAIN   INCOME   TOTAL
                                          (000)     (000)        (000)   (000)
                                        -------- ------------ ---------- -----
Diversified Value Fund
   2003.............................     $1,782      $ --       $   --  $1,782
   2002.............................      1,613        --           --   1,613
Select Value Fund
   2003.............................        509        --           --     509
   2002.............................        516        --           --     516
Small Cap Fund
   2003.............................         17        --           --      17
   2002.............................        494        --           --     494
International Equity Fund
   2003.............................        459        --           --     459
   2002.............................      1,095        --           --   1,095
Taxable Bond Fund
   2003.............................      1,858        --           --   1,858
   2002.............................      2,275        --           --   2,275
Tax-Exempt Bond Fund
   2003.............................         12       294        4,611   4,917
   2002.............................         50        11        4,690   4,751

As of October 31, 2003, the following Funds had capital loss carryforwards that can be used to offset future capital gains through the indicated expiration dates:

                               2008    2009    2010     2011   TOTAL
                               (000)   (000)   (000)    (000)  (000)
                              ------  ------- -------  ------ -------
Diversified Value Fund ....   $  171  $    -- $ 2,855 $ 4,219 $ 7,245
Select Value Fund..........       57       --   2,797   1,877   4,731
Diversified Growth Fund ...      670   25,419  35,399  11,331  72,819
Select Growth Fund.........       --    9,204  12,366   5,720  27,290
Small Cap Fund.............       --       --  12,892      --  12,892
Family Heritage(R) Fund ...    1,614    3,678   2,799   4,941  13,032
International Equity Fund .       --   16,340  24,092   8,527  48,959
Taxable Bond Fund..........       --       --   1,163      --   1,163

At  October  31,  2003,  the total cost of  securities  for  Federal  income tax
purposes  and  the  related   aggregate  gross   unrealized   appreciation   and
depreciation on investment securities were as follows:

                                                                       NET
                                                                   UNREALIZED
                               FEDERAL   APPRECIATED DEPRECIATED  APPRECIATION
                               TAX COST  SECURITIES  SECURITIES  (DEPRECIATION)
                                 (000)      (000)       (000)         (000)
                               --------  ----------- ----------- --------------
Diversified Value Fund .....   $142,639    $20,988    $ (9,692)    $ 11,296
Select Value Fund...........     49,698     10,800        (382)      10,418
Diversified Growth Fund ....    108,741      9,345     (19,397)     (10,052)
Select Growth Fund..........     41,020      8,586      (4,609)       3,977
Small Cap Fund..............     86,837     20,466      (1,156)      19,310
Family Heritage(R) Fund ....     81,535     16,083     (15,236)         847
International Equity Fund ..     89,524     15,701      (1,199)      14,502
Taxable Bond Fund...........     43,859      2,901         (19)       2,882
Tax-Exempt Bond Fund........    101,612      8,715         (40)       8,675


7. Risks of International Investing

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States of America, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

8. Margin Loans with Brokers

During the year ended October 31, 2003, the Small Cap Fund had outstanding borrowings under margin loans with brokers. The interest expense incurred, outstanding borrowings and interest rate were as follows:

                                              MAXIMUM
                                  AVERAGE   OUTSTANDING  AVERAGE
                      INTEREST  OUTSTANDING    AT ANY   INTEREST
                       EXPENSE   BORROWINGS   MONTH END   RATE
                      --------- ----------- ----------- --------
Small Cap Fund.......  $76,301  $2,104,701   $3,601,455   3.63%

9. Securities Lending

Each of the Funds may lend its portfolio securities to brokers, dealers, and financial institutions, provided that collateral equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund's custodian and is maintained each business day in a segregated account pursuant to applicable regulations. However, due to market fluctuations, the collateral may fall under 100% of the market value of the securities on loan. On the next business day, the collateral is adjusted to meet the 100% requirement based on the prior day's market fluctuations and the current day's security lending activity. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. While such securities are on loan, the borrower pays the lending Fund income accruing thereon, and the Fund invests cash collateral in permissible securities, thereby earning additional income. The loan is terminated when the

NOTES TO FINANCIAL STATEMENTS   (CONCLUDED)
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



borrowed  securities  are returned.  Any gain or loss in the market price of the borrowed securities, which occurs during the term of the loan, inures to the lending Fund. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities loaned should the borrower of the securities fail financially. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with the loan. The market value of the securities on loan, which may include pending transactions, and the market value of the collateral as of October 31, 2003, were as follows:


                                 MARKET VALUE      MARKET
                                 OF SECURITIES    VALUE OF
                                    ON LOAN      COLLATERAL
                                     (000)          (000)
                                  -----------    -----------
Diversified Value Fund........... $10,357         $10,611
Select Value Fund................   2,109           2,184
Diversified Growth Fund..........   3,104           3,161
Select Growth Fund...............   1,217           1,262
Small Cap Fund...................  18,164          18,726
Family Heritage(R) Fund..........   8,750           8,865
International Equity Fund........  10,017          10,444
Taxable Bond Fund................  13,237          13,704

Cash collateral received in connection with securities on loan is recorded as an asset along with a corresponding liability to recognize the fund's obligation to return the cash collateral at the conclusion of the loan. Cash collateral received is invested in the Northern Institutional Funds Liquid Asset Portfolio, a fund which invests in high-quality money market instruments. In addition to the cash collateral invested, the International Equity Fund and the Taxable Bond Fund receive non-cash collateral which is held by the fund's custodian and comprised of U.S. Government and U.S. Agency securities with an aggregate value of $660,594 and $8,266,435, respectively, for securities loaned as of October 31, 2003.

10. Fund Reorganization

The Trustees of the Small Cap Fund unanimously approved a Plan of Reorganization which resulted in the transfer of all of the assets and liabilities of the Small Cap Fund to the Small Cap Core Fund in exchange for shares of the Small Cap Core Fund after the close of business on October 31, 2002. The shareholders of the Small Cap Fund exchanged 5,536,781 shares and received 2,602,903 shares of the Small Cap Core Fund with an aggregate value of $25,687,425.

The value of the Small Cap Fund on October 31, 2002 was $25,687,425, which included $4,381,612 in unrealized depreciation and $23,046,960 in accumulated net realized losses. Upon the business combination of the Funds after the close of business on October 31, 2003, the value of the Small Cap Core Fund was $75,783,828. The Small Cap Core Fund changed its name to the Small Cap Fund.

11. Subsequent Events

On October 30, 2003, the Board of Trustees of the Trust approved a revolving line of credit facility (the "Credit Facility") to be used by the Funds for temporary and emergency purposes. Each of the Funds may borrow an amount up to its prospectus-defined limitations from a $10 million committed line of credit available. Borrowings under the line of credit will bear interest at the Federal Funds Rate plus 0.50% per annum. An initial fee, plus an annual commitment fee, will be allocated among the Funds based on each Fund's allocation of the entire Credit Facility. It is anticipated that the Credit Facility will be available to the Funds commencing on or about December 15, 2003.

Effective November 1, 2003, upon expiration of the prior Expense Limitation Agreement (see Note 3), the Adviser agreed to voluntarily waive or limit its fees and to assume other expenses of the Funds consistent with the terms of that Expense Limitation Agreement. The Adviser may discontinue or change all or part of this waiver at any time.

NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------
PITCAIRN FUNDS  OCTOBER 31, 2003



For the purposes of the Internal Revenue Code, each Fund is designating the following items with regard to distributions paid during the fiscal year ended October 31, 2003:


                                          DIVERSIFIED         SELECT          DIVERSIFIED         SELECT
                                            VALUE              VALUE            GROWTH            GROWTH
                                             FUND              FUND              FUND              FUND
                                          -----------         -------         -----------         ------
Long Term (20% Rate)
     Capital Gain Distribution               0.00%              0.00%             0.00%             0.00%

Ordinary Income Distributions              100.00%            100.00%             0.00%             0.00%

Tax-Exempt Interest                          0.00%              0.00%             0.00%             0.00%

Total Distributions                        100.00%            100.00%             0.00%             0.00%

Dividends Qualifying for Corporate
     Dividends Receivable Deduction (1)     84.58%            100.00%             0.00%             0.00%

Qualifying Dividend Income (2)              68.23%             67.78%             0.00%             0.00%

Foreign Tax Withholding
     Pass Through (3)                        0.00%              0.00%             0.00%             0.00%

                                                            FAMILY        INTERNATIONAL                     TAX-EXEMPT
                                           SMALL CAP       HERITAGE(R)       EQUITY         TAXABLE BOND       BOND
                                             FUND            FUND             FUND              FUND           FUND
                                          -----------     -----------     -------------     ------------    ----------

Long Term (20% Rate)
     Capital Gain Distribution               0.00%            0.00%            0.00%             0.00%           5.97%

Ordinary Income Distributions              100.00%            0.00%          100.00%           100.00%           0.23%

Tax-Exempt Interest                          0.00%            0.00%            0.00%             0.00%          93.80%

Total Distributions                        100.00%            0.00%          100.00%           100.00%         100.00%

Dividends Qualifying for Corporate
     Dividends Receivable Deduction (1)      0.00%            0.00%            0.00%             0.00%           0.00%

Qualifying Dividend Income (2)               3.00%            0.00%            0.00%             0.00%           0.00%

Foreign Tax Withholding
     Pass Through (3)                        0.00%            0.00%           27.75%             0.00%           0.00%

--------------------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the forementioned Funds to designate the maximum amount permitted by the law.
(3) Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions."

TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
   NAME & AGE          POSITION HELD       LENGTH OF                    NUMBER OF               PRINCIPAL OCCUPATION(S)
                        WITH TRUST        TIME SERVED                 PORTFOLIOS IN             DURING PAST FIVE YEARS
                                            (YRS.)*                   FUND COMPLEX              AND OTHER DIRECTORSHIPS
                                                                        OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
   TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   George M.             Trustee              3                           9               Principal, GMC Consulting (since May
   Chamberlain, Jr.,     Member, Executive,                                               2003); General Counsel/Corporate
   Esq.                  Proxy, Nominating,                                               Secretary, Investor Force Holdings, Inc.
   56                    Audit and Valuation                                              (and its affiliates, including Investor
                         Committees                                                       Force Securities, Inc., a registered
                                                                                          broker-dealer), (July 2001 through April
                                                                                          2003); Corporate Counsel, Investor Force,
                                                                                          Inc. (November 2000 to July 2001);
                                                                                          Attorney in private practice from July
                                                                                          1999 to October 2000; prior to that time,
                                                                                          Senior Vice President and General Counsel,
                                                                                          Delaware Management Holdings, Inc. and the
                                                                                          Delaware Investments Companies and Funds.
------------------------------------------------------------------------------------------------------------------------------------
   Carleton A.           Trustee, Chairman of 3                           9               Private investor (since April, 1997);
   Holstrom              the Audit Committee,                                             Chief Financial Officer, Scientific
   68                    Member, Proxy and                                                Learning Corporation, Berkeley, CA
                         Nominating Committees                                            January 1996 to March 1997); Director,
                                                                                          Custodial Trust Company, Princeton, NJ;
                                                                                          Director, Scientific Learning Corporation.
------------------------------------------------------------------------------------------------------------------------------------
   James R. Wood         Trustee              3                           9               Consultant (since March 2000);
   64                    Member,                                                          President, STI Capital Management,
                         Audit and                                                        (September 1995 to February 15,
                         Nominating                                                       2000); Executive Vice President,
                         Committees                                                       Franklin/Templeton Funds, (October
                                                                                          1988 to September 1995).
------------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES**
------------------------------------------------------------------------------------------------------------------------------------
   Alvin A. Clay III     Trustee,             3                           9               President and Chief Executive Officer,
   46                    President and                                                    Pitcairn Investment Management
                         Chief Executive                                                  (since inception); Chief Executive
                         Officer, Member,                                                 Officer (since November 1999),
                         Executive, Proxy                                                 President, CEO and Director, Pitcairn
                         and Valuation                                                    Trust Company; President, COO and
                         Committees                                                       Director, Pitcairn Company.
------------------------------------------------------------------------------------------------------------------------------------
   Dirk Junge            Trustee,             3                           9               Chairman and CEO, Pitcairn Company;
   54                    Chairman and                                                     Chairman, Pitcairn Trust Company;
                         Vice President                                                   Director, Paramount Resources, Inc.
                                                                                          (a Canadian public company).
------------------------------------------------------------------------------------------------------------------------------------
   OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
   William C.            Vice President,      3                           N/A             Chief Financial Officer, Pitcairn
   McCormick             Chief Financial                                                  Investment Management (since
   44                    Officer, Chief                                                   inception); Executive Vice President
                         Accounting                                                       (since July 1998), Chief Financial
                         Officer and                                                      Officer and Treasurer, Pitcairn
                         Treasurer                                                        Company and Pitcairn Trust Company.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
   NAME & AGE          POSITION HELD       LENGTH OF                    NUMBER OF               PRINCIPAL OCCUPATION(S)
                        WITH TRUST        TIME SERVED                 PORTFOLIOS IN             DURING PAST FIVE YEARS
                                            (YRS.)*                   FUND COMPLEX              AND OTHER DIRECTORSHIPS
                                                                        OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
   OFFICERS (continued)
------------------------------------------------------------------------------------------------------------------------------------
   Dain Kistner          Vice President       3                           N/A             Senior Vice President (since August
   33                    and Assistant                                                    2002); Assistant Vice President
                         Treasurer                                                        (November 1999 to November 2000); Pitcairn
                                                                                          Trust Company; Vice President of
                                                                                          Marketing, Bedminster Bioconversion
                                                                                          Corporation (August 1996 through November
                                                                                          1999); Information Systems Analyst, The
                                                                                          Hillsdale Group (1993 to 1996).
------------------------------------------------------------------------------------------------------------------------------------
   Lawrence R.           Vice President,      3                           N/A             Executive Vice President (since July
   Bardfeld              Secretary and                                                    1998); Chief Legal Officer and
   56                    Code Comp-                                                       Secretary, Pitcairn Company and
                         liance Officer                                                   Pitcairn Trust Company.
------------------------------------------------------------------------------------------------------------------------------------
   Averill R. Jarvis     Vice President       3                           N/A             Senior Vice President and Associate
   53                    and Assistant                                                    General Counsel, Pitcairn Trust
                         Secretary                                                        Company (since January 2000); Vice
                                                                                          President and Associate General Counsel of
                                                                                          Pitcairn Trust Company (1994 to 2000).
------------------------------------------------------------------------------------------------------------------------------------
   James R. Foggo        Vice President       3                           N/A             Head of Fund Operations, Vice
   39                    and Assistant                                                    President of SEI Investments (since
                         Secretary                                                        1998). Vice President of the
                                                                                          Administrator and the Distributor (since
                                                                                          May 1999); Associate, Paul Weiss, Rifkind,
                                                                                          Wharton & Garrison (law firm) (1998 to
                                                                                          1999).
------------------------------------------------------------------------------------------------------------------------------------
   Timothy D. Barto      Vice President       3                           N/A             Vice President and Assistant Secretary
   35                    and Assistant                                                    of SEI Investments (since November
                         Secretary                                                        1999). Associate, Dechert (law firm)
                                                                                          (1997-1999).
------------------------------------------------------------------------------------------------------------------------------------

 * Trustee or Officer of the Trust until such time as his successor is duly elected and appointed.
** Trustees who may be deemed to be "interested persons" of the Trust as that term is defined in the 1940 Act ("Interested Trustees") because they also serve as officers of the Trust and the Adviser or Pitcairn Trust Company.

For more information regarding the Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-214-6744.

                                      NOTES

INVESTMENT ADVISER
Pitcairn Investment Management
One Pitcairn Place, Suite 3000
165 Township Line Road
Jenkintown, PA 19046

SUB-ADVISERS (INTERNATIONAL EQUITY FUND)
Oechsle International Advisors, LLC
One International Place, 23rd Floor
Boston, MA 02110

The Boston Company Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, MA 02108

Brandywine Asset Management, LLC
3 Christiana Centre, Suite 1200
201 North Walnut Street
Wilmington, DE 19801

SUB-ADVISER (SELECT GROWTH FUND)
Sands Capital Management, Inc.
1100 Wilson Bouldvard, Suite 3050
Arlington, VA 22209

ADMINISTRATOR & DISTRIBUTOR
SEI Investments Global Funds Services
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Dechert
1775 Eye Street, NW
Washington, DC 20006

LEGAL COUNSEL TO INDEPENDENT TRUSTEES
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103

BOARD OF TRUSTEES
Alvin A. Clay III, President and Chief Executive Officer
Dirk Junge, Chairman and Vice President
Carleton A. Holstrom
George M. Chamberlain, Jr., Esq.
James R. Wood

                                     [LOGO]
                                 PITCAIRN FUNDS

                         One Pitcairn Place, Suite 3000
                             165 Township Line Road
                            Jenkintown, PA 19046-3531

ITEM 2.   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer and Principal Financial Officer/Principal Accounting Officer.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert, Carleton A. Holstrom, is independent as defined in Form N-CSR Item 3(a)(2).

ITEMS 4-6.(RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEMS 8.  (RESERVED)

ITEM 9.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit

--------------------------------------------------------------------------------

                                     SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       Pitcairn Funds


By (Signature and Title)*          /s/Alvin A. Clay III
                                   -----------------------------------
                                   Alvin A. Clay III, Trustee, President and CEO


Date 12/24/03





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*          /s/Alvin A. Clay III
                                   ----------------------------------
                                   Alvin A. Clay III, Trustee, President and CEO

Date 12/24/03


By (Signature and Title)*          /s/William C. McCormick
                                   ------------------------------------
                                   William C. McCormick, CFO, CAO and Treasurer

Date 12/24/03
* Print the name and title of each signing officer under his or her signature.